授信總約定書
General Credit Agreement

借款人美超微電腦股份有限公司為向玉山銀行（包括總行及所屬各分支機構，以下簡稱貴行）申請辦理授信業務，茲邀同連帶保證人（以下簡稱保證人，與借款人合稱立約人）締結授信總約定書(以下簡稱本約定書)，立約人對貴行之一切授信往來授信總額度共計：

In consideration of the application SUPER MICRO COMPUTER, INC. TAIWAN (the Borrower) to E.SUN Bank (including the head office and its branches, hereinafter the Bank) for a credit facility, the Borrower hereby invites the jointly and severally liable Guarantor (hereinafter the Guarantor, who together with the Borrower is referred to as the Undersigned) to enter into this General Credit Agreement (hereinafter this Agreement). The overall credit limit of all the Undersigned's credit dealings with the Bank is:

(幣別) 新台幣壹拾陸億元整及美金參仟萬元整(以下稱本授信，含各單項授信額度及各單項綜合額度)。

(currency) NTD$1,600,000,000. and USD$30,000,000. (hereinafter the Credit Facility, which includes individual credit lines and their overall limit).

立約人除與貴行另訂有授信相關約定書及依各種授信用途對貴行出立各項書類憑證外，特訂定本約定書，立約人對貴行一切授信往來以資綜括適用，其各項條款如下：

Unless otherwise agreed between the Undersigned and the Bank in a separate agreement or otherwise set forth in various documents or certificates submitted by the Undersigned to the Bank in accordance with the purpose of each extension of credit, this Agreement is applicable to all transactions undertaken between the Undersigned and the Bank, with the following terms and conditions:

壹、 共通條款(General Provisions)

一、本約定書所稱一切債務，係指立約人對貴行所負之借款、墊款、承兌、票據、保證、委任保證、透支、貼現、買入光票、開發信用狀、進出口押匯、進出口外匯業務、應收帳款融資契約、衍生性金融商品交易契約、信用卡契約、特約商店契約及其他一切基於與貴行為業務往來之基礎法律關係所發生之債務，暨其利息、遲延利息、違約金、手續費、損害賠償及其他從屬於主債務之負擔。

All liabilities referred to in this Agreement are borne by the Undersigned to the Bank and consist of loans, advances, acceptances, bills, guarantees, bank guarantees, overdrafts, discounts, clean bill purchases, letter of credit issuances, import and export negotiations, import and export foreign exchange transactions, accounts receivable financing agreements, derivative trading agreements, credit card agreements, merchant agreements and liabilities arising from the basic legal relationships of the Bank's business dealings, including interest, default interest, penalties, processing fees, damages, and other obligations deriving from primary liabilities.

二、立約人於名稱、組織、章程內容、印鑑、代表人、代表人權限範圍或其他足以影響貴行權益之變更情事發生時，應即以書面將變更情事通知貴行，並辦妥變更或註銷留存印鑑之手續，於未為前項通知及變更或註銷留存印鑑手續前與貴行所為之交易，立約人均願負其責任，如因而造成貴行損害時，並負賠償責任。

In event of change in the Undersigned's name, organization, articles of incorporation, company seal specimen, authorized representative, representative's scope of representation, or other change that influence the rights and interests of the Bank, the Undersigned shall inform the Bank of the change in writing and perform the procedure for changing or cancelling the company seal specimen filed with the Bank. The Undersigned agrees to be liable for all transactions with the Bank before the procedure for changing or cancelling the said seal specimen has been completed. The Undersigned is also liable for any damage the Bank may suffer.

三、立約人之住所如有變更，應即以書面通知貴行，如未為通知，除另有約定外，貴行將有關文書向本約定書所載或立約人最後通知貴行之住所發出後，經通常之郵遞期間即視為到達。

立約人同意貴行為金融資產證券化目的而為債權讓與時，得以公告方式取代通知。

The Undersigned shall immediately inform the Bank in writing of a change in address. In the event that the Undersigned fails to provide such notification, any mail and document sent by the Bank to the address of the Undersigned shown in this Agreement or to the last known address as notified by the Undersigned shall be deemed to have been received by the Undersigned as soon as a normal mailing period has elapsed.

The Undersigned agrees that when the Bank conducts assignment of debt for the purpose of financial asset securitization, the Bank may make a public announcement in lieu of notification.

四、本約定書、其他授信契據或相關文件，得以中文及英文製成，惟中文與英文內容不一致時，以中文為準。

This Agreement, other credit agreements, or related documents may be produced in Chinese and English. If there is any

discrepancy between the Chinese and English versions, the Chinese version will prevail.

五、立約人對貴行所負一切債務，如有下列情形之一時，無須由貴行事先通知或催告，貴行得隨時終止或減少對立約人之授信額度或縮短授信期限，或視為全部到期：

（一） 任何一宗債務不依約清償本金時。

（二） 依破產法或消費者債務清理條例聲請和解、聲請宣告破產、聲請公司重整、經票據交換所公告拒絕往來、停止營業，清理債務時。

（三） 依約定原負有提供擔保之義務而不提供時。

（四） 因死亡而其繼承人聲請法院進行限定繼承清算程序或拋棄繼承時。

（五） 因刑事而受沒收主要財產之宣告時。

（六） 在其他金融機構有債務逾期情形或提供貴行備償之票據到期未能兌現者。（本款為個別商議條款）

（七） 貴行核定之資金用途所需之證照被停止或吊銷者。（本款為個別商議條款）

（八） 立約人所提供之資料或所作之陳述虛偽不實或有所隱匿，或違反承諾事項，或立約人之財務及營運狀況發生重大變化，或依約定之償還來源發生中斷時。（本款為個別商議條款）

For any of the Undersigned's liabilities to the Bank, in the event of any of the following circumstances, the Bank may, at any time, without need to issue notification or warning, terminate or reduce the Undersigned's credit limit, or shorten the credit period, or deem all liabilities due and payable:

(1) When the Undersigned does not repay the principal of any liability as agreed;

(2) When the Undersigned petitions for composition or adjudication of bankruptcy or corporate restructuring under the Bankruptcy Act or the Consumer Debt Clearance Regulations, or has been publically discredited by the Taiwan Clearing House, or has ceased operations, or is liquidating its liabilities;

(3) When the Undersigned is contractually obligated to provide collateral but fails to do so;

(4) When the Undersigned has died and there is a petition by the successors in court to conduct the limited succession liquidation procedure or to abandon succession;

(5) When the Undersigned's main assets are subject to a confiscation decree due to a criminal offense;

(6) When the Undersigned has an overdue liability at another financial organization, or has provided a negotiable instrument to the Bank as reserve against compensation that cannot be cashed upon maturity (this is individually negotiated);

(7) When the Undersigned's permissions or licenses needed for the uses of funds as approved by the Bank have been suspended or revoked (this subparagraph is individually negotiated);

(8) When the Undersigned has provided information or made representation that is misrepresentative or false or contains omissions or violates commitments, or when the Undersigned's financial or operating situation undergoes a drastic change, or when the agreed source of repayment is interrupted (this subparagraph is individually negotiated).

立約人對貴行所負一切債務，如有下列情形之一時，經貴行以合理期間通知或催告後，貴行得隨時終止或減少對立約人之授信額度或縮短授信期限，或視為全部到期：

（一） 任何一宗債務不依約繳付利息時。

（二） 擔保物被查封或擔保物滅失、價值減少或不敷擔保債權時。

（三） 立約人對貴行所負債務，其實際資金用途與貴行核定用途不符時。

（四） 立約人財產受強制執行或假扣押、假處分或其他保全處分，致貴行有不能受償之虞時。

（五） 立約人或其負責人使用票據有退票未經辦理清償註記者。（本款為個別商議條款）

For any of the Undersigned's liabilities to the Bank, in the event of any of the following circumstances, the Bank, following a reasonable period of notification or warning, may, at any time terminate or reduce the Undersigned's credit amount, or shorten the credit period, or deem all liabilities due and payable:

(1) When the Undersigned fails to pay interest on any liability as agreed;

(2) When the Undersigned's collateral is attached, or has extinguished, decreased in value, or become insufficient to secure the creditor's rights;

(3) When the Undersigned's actual uses of the funds with respect to the Undersigned's liability to the Bank does not conform to the uses approved by the Bank.

(4) When the Undersigned's collateral is subject to compulsory execution, provisional attachment, provisional injunction, or other safeguard measures, such that there is a likelihood the Bank cannot be indemnified.

(5) The Undersigned or its responsible person has a record of passing bad checks without making repayment (this subparagraph is individually negotiated).

六、授信往來期間，保證人因擔任立約人公司董事、監察人或其他有代表權之人而為保證債務者，若卸任前述職務，立約人未能將該事實通知貴行；或經通知，仍有保證人未能繼續以個人身分提供保證、貴行未同意更換保證人等情形，則貴行無須事先通知或催告，即得終止對立約人之授信額度或全部債務視為到期。如立約人怠於為前

述通知，因而造成貴行損害時，立約人願負賠償責任。(本條為個別商議條款)

During the credit period, in the event that a Guarantor guarantees a liability as a board member, supervisor or other legal representative of the Undersigned's company and retires from the given position, and the Undersigned fails to notify the Bank of this fact, or, upon informing the Bank, the said Guarantor remains unable in his or her personal capacity to continue to provide the guarantee and the Bank does not agree to a change in guarantor, then the Bank may terminate the Undersigned's credit facility and regard all liabilities as immediately due and payable without the need for advance notice or warning. In the event that the Undersigned is negligent of the aforementioned notification, the Undersigned agrees to be liable for damage the Bank thereby suffers (this provision is an individually negotiated provision).

七、凡立約人基於本約定書所生之本金、利息、遲延利息、違約金、損害賠償債務及其他從屬於主債務之負擔，保證人均願立於連帶債務人之地位負清償之責，保證人絕不自行退保，且絕不因立約人所出具之動用相關申請書類未經保證人簽章而拒絕履行保證責任。

For all principal, interest, default interest, penalties, liability for damages, and other obligations deriving from the primary liabilities pursuant to this Agreement, the Guarantor agrees to be liable for repayment as joint and several debtor. The Guarantor may not resign as Guarantor of his own accord, and may not refuse to perform his guarantee obligation because any related drawdown application document went unsigned by the Guarantor.

八、保證人所保證之債務，如立約人未依約履行，保證人當即負責，立即如數付清並同意貴行無須先就擔保物受償，得逕向保證人求償。

For any liability guaranteed by the Guarantor, if the Undersigned does not perform as agreed, the Undersigned will immediately be liable and immediately repay in full and agree that the Bank may directly seek compensation from the Guarantor without seeking compensation from the collateral.

九、立約人於違約情事發生時，不問債權債務之期間如何，貴行有權將立約人寄存貴行之各種存款及對貴行之一切債權（但支票存款除外）期前清償，並將期前清償之款項逕行抵銷立約人對貴行所負之一切債務。

立約人瞭解並同意立約人與貴行簽訂之支票存款約定書，係以立約人與貴行簽訂之任何約據發生任何違約情事，並經貴行依約主張減少授信額度或縮短授信期限或視為全部到期之權利，為解除條件。一旦解除條件成就，則前述之支票存款約定書當然失其效力，貴行應立即返還該支票存款戶所餘存之款項，並將所應返還之款項抵銷立約人對貴行所負之一切債務。

貴行前兩項預定抵銷之意思表示，自貴行發出之抵銷通知到達或視為到達立約人後，溯及最初得為抵銷時發生效力。同時貴行發給立約人之存款憑單、摺簿、支票或其他憑證，於抵銷之範圍內失其效力。

In the event of a violation of this Agreement by the Undersigned, no matter what the period of the creditor's rights or liability, the Bank has the right to pre-term repayment from the Undersigned's various deposits at the Bank and the Undersigned's creditor's rights (excepting checking deposits), and may also directly offset all the Undersigned's liabilities to the Bank with the pre-term repayment deposits.

The Undersigned understands and agrees to the Checking Deposit Agreement signed between the Undersigned and the Bank, such that in the event that there is any contractual violation of any agreement signed between the Undersigned and the Bank, and the Bank advocates as agreed to reduce the credit limit or shorten the credit period or deem all liabilities due and payable, this is a rescission condition. In the event that the rescission condition is fulfilled, the aforementioned Check Deposit Agreement becomes ineffective and the Bank shall immediately return the balance in the checking deposit account, and use the balance that shall be returned to offset all the Undersigned's liabilities to the Bank.

For the Bank's expression of intent concerning the offset in the previous two paragraphs, once the Bank's notice to offset is delivered or is deemed to have been delivered to the Undersigned, it is retroactively effective from the moment when the offset could be conducted. Concurrently, the deposit receipts, account books, checks and other certificates issued to the Undersigned by the Bank shall lose effectiveness within the scope of the offset.

十、立約人對貴行負擔數宗債務，而立約人或第三人所提出之給付不足清償全部債務者，應依序抵充費用、違約金、利息、本金，立約人並同意由貴行決定數宗債務抵充之先後順序。

In the event that the Undersigned bears multiple liabilities to the Bank and the Undersigned's or a third party's payments are insufficient to repay all liabilities, then the offset shall be in this order: fees, penalties, interest, and principal. The Undersigned also agrees for the Bank to decide the offset order for multiple liabilities.

十一、立約人願接受貴行因業務或確保債權之需，對授信用途之監督、業務財務之稽核、擔保品之查勘及保全及有關帳簿、報表（包括關係企業之綜合財務報表）、單據、文件之查詢。貴行認為必要時，並得要求立約人按期填送上開徵信資料，或提供經貴行認可會計師簽證之會計財務報表，及洽請該簽證會計師提供工作底稿，並將財務報表查核報告副本送達財團法人金融聯合徵信中心。但貴行並無監督、稽核、查勘、保全及查閱之義務。貴行認為立約人之財務結構應行改善時，得要求其為改善財務結構之行為，立約人應作合理之改善。

The Undersigned agrees that the Bank may, on account of operational needs or for the purpose of ensuring debt collection, supervise the credit use, audit business operations, investigate and preserve the collateral, and examine the relevant accounts, books (including the consolidated financial statements of affiliates), documents, files and records. When the Bank deems necessary, the Bank may also demand that the Undersigned prepare and deliver on a periodical basis the above credit information, or provide an audited financial statement certified by an accountant approved by the Bank, and ask the accountant to provide working papers, and forward a copy of the audited financial statement report to the Joint Credit Information Center. Yet the Bank does not have the obligation to supervise, audit, investigate, preserve, and examine the aforesaid. When the Bank deems that the Undersigned's financial structure shall be improved, it may demand that the Undersigned take action to improve its financial structure, and the Undersigned shall make reasonable improvements.

十二、 立約人同意貴行、財團法人金融聯合徵信中心、財團法人中小企業信用保證基金、票據交換所及國內外金融事務處理相關機構等機構得依法令規定蒐集、處理、國際傳遞及利用立約人之個人資料。貴行並得於法令、主管機關相關規定許可範圍內，將立約人之個人資料提供予上開機構進行蒐集、處理、國際傳遞及利用。

立約人同意貴行於辦理授信業務之目的範圍內，得向財團法人金融聯合徵信中心蒐集、處理及利用立約人之租賃與分期交易相關資訊。

立約人同意貴行於辦理衍生性金融商品業務之目的範圍內，得向財團法人金融聯合徵信中心蒐集、處理及利用立約人之衍生性金融商品額度及動支相關資訊。

立約人同意貴行於辦理授信業務之目的範圍內，得向財團法人金融聯合徵信中心蒐集、處理及利用立約人之「勞工退休準備金資料提供金融機構處理辦法」第 3 條所定之必要資料。

立約人同意貴行於辦理授信業務之目的範圍內，得代理立約人向地政機關申請立約人之第一類土地登記及地價資料謄本及其相關資料，並得於前揭特定目的必要範圍內為蒐集、處理及利用。

The Undersigned agrees that the Bank, the Joint Credit Information Center, Small and Medium Enterprise Credit Guarantee Fund of Taiwan, the Taiwan Clearing House, as well as domestic or foreign financial transaction processing organizations may gather, process, distribute internationally, and use the Undersigned's personal information according to legal stipulation. The Bank may also, within the permitted scope of legislation and related competent authority regulation, provide the Undersigned's personal information to the above organizations for gathering, processing, international distribution and use.

The Undersigned agrees that the Bank, within the scope or purpose of conducting credit business, may gather, process and use information from the Joint Credit Information Center concerning the Undersigned's rental and installment transactions.

The Undersigned agrees that the Bank may, within the scope or purpose of conducting derivative financial product business, gather, process, and use information from the Joint Credit Information Center concerning the Undersigned's derivative financial instrument amounts and drawings.

The Undersigned agrees that the Bank may, within the scope or purpose of conducting credit business, gather, process, and use information from the Joint Credit Information Center concerning the Undersigned's essential information as defined by Article 3 of the Regulations on Provision of Labor Retirement Reserve Fund Data to Financial Institutions.

The Undersigned agrees that the Bank may, within the scope or purpose of doing credit business, represent the Undersigned in applying to land administration agencies for the Undersigned's type 1 land registrations, and land value information transcripts, and other related information, and may, within the necessary scope of the aforementioned specific purposes, gather, process, and use this information.

十三、 立約人對貴行所負之各宗債務，其債權憑證如有遺失、滅失或毀損等情事，立約人願依貴行通知再立債權憑證，提供貴行收執，或依據貴行帳簿、傳票、電腦製作之單據、債權憑證、往來文件影本、縮影本等所載金額履行債務。

For all the Undersigned's liabilities to the Bank, in the event of loss, destruction or damage to any creditor's right certificate, the Undersigned agrees to provide another credit certificate on notice by the Bank to the Bank for safekeeping, or perform according to the amounts shown in the Bank's account books, slips, computer-produced documents, credit certificates, and copies or photocopies of correspondences.

十四、 凡持有貴行發給立約人之擔保物收據或保管證或立約人印鑑，前往貴行請求返還或更換擔保物及其有關文件者，均視為立約人之代理人，貴行得准予返還或更換之。但貴行明知其無代理權或可得而知者，不在此限。

In the event that some person bearing a collateral receipt or certificate of custody issued by the Bank to the Undersigned or the Undersigned's seal proceeds to the Bank to request the return or substitution of collateral and related documents, that person will be deemed the Undersigned's representative, and the Bank may approve the return or substitution, except the Bank knew, or might know of the absence of authority.

十五、 立約人同意貴行為債權讓與需要之特定目的，得將立約人債務相關資料提供予該債權受讓人及債權鑑價查核人，惟請貴行督促該資料利用人應遵照銀行法、個人資料保護法及其他相關法令之保密規定，不得將該等有關

資料洩漏予第三人。

The Undersigned agrees that the Bank may, for specific purposes necessary for credit assignment, provide information related to the Undersigned's liabilities to the assignee and the credit appraiser, except that the Bank is requested to remind the user of this information that the confidentiality provisions of the Bank Act, the Personal Information Protection Act and related legislation shall be complied with and relevant information may not be leaked to a third party.

十六、 立約人與貴行一切往來之授信契據、票據及相關文件，悉憑簽名或經濟部登記之公司印鑑章或蓋用立約人在本約定書上之留存印鑑即生效力。(本款為個別商議條款)

Any and all credit agreements, negotiable instruments and related documents for dealings between the Undersigned and the Bank will be deemed effective if signed or sealed with the Undersigned's signature or seal specimen as registered with the Ministry of Economic Affairs or signed or sealed with the signature or seal signed or sealed by the Undersigned on this Agreement (this provision is individually negotiated).

十七、 立約人對貴行所負之各宗債務，除另有約定外，悉依中華民國法律規定。

本約定書以貴行 南山廣場 分行所在地為履行地。如因本約定書、其他授信契據或相關文件涉訟時，同意以臺灣臺北地方法院或立約人資產所在地之法院管轄或____________地方法院為第一審管轄法院。

如立約人在其他國家、地區（包括但不限於中華人民共和國，下稱「中國」）有財產者，則在該國家、地區不適用前項約定管轄，應依照該地區（包括但不限於中華民國、中國或其他地區）相關法律適用法定管轄規定。

Unless otherwise agreed, the Undersigned's liabilities to the Bank are to be handled according to the law of the Republic of China.

The place of performance of this Agreement is the Bank's Nan Shan Plaza branch. In the event that the Undersigned is involved in any litigation by reason of this Agreement, other credit agreements or related documents, the Undersigned agrees that the Taipei District Court or the court with jurisdiction over the location of the Undersigned's assets or District Court shall have jurisdiction over such litigation as the court of first instance.

If the Undersigned has assets in other countries or territories (including but limited to the People's Republic of China, hereinafter China), then the agreed jurisdiction in the preceding paragraph does not apply in that country or territory, and the legal jurisdiction stipulations of related legislation of that territory (including but not limited to the Republic of China, China or other territories) shall apply.

十八、 立約人同意除遵守本約定書及相關授信契據之各項約定條款外，願將現行國際商會最新制訂實施之「信用狀統一慣例」、「託收統一規則」、「貿易條件解釋之國際規則」、「即付保證函統一慣例」、「銀行間補償統一規則」、「國際擔保函慣例」、管理外匯等各項規章作為本約定書之一部分並受其拘束。

前項法令規章變更調整時，貴行得於符合變更調整後之法令規章規定下，逕依實際狀況變更、調整或終止，立約人絕無異議。

The Undersigned agrees, except in observing the terms and conditions of this Agreement and related credit agreements, to treat the International Chamber of Commerce's most recently published foreign exchange rules and regulations, viz. "Uniform Customs and Practice for Documentary Credit," "Uniform Rules for Collection," "INCOTERMS," "Uniform Rules For Demand Guarantee," "Uniform Rules for Bank-to-Bank Reimbursements," and "International Standby Practices," as integral parts of this Agreement and The Undersigned agrees to be bound thereby.

When there is a change or adjustment to the rules and regulations listed in the preceding paragraph, the Bank may directly make change, adjustment or termination according to the actual situation in order to comply with the stipulations of the changed or adjusted rules and regulations, without any objection from the Undersigned.

十九、 貴行為防制洗錢及打擊資助恐怖主義之目的，立約人同意貴行得依「洗錢防制法」、「資恐防制法」、「金融機構防制洗錢辦法」、「中華民國銀行公會銀行業防制洗錢及打擊資恐注意事項範本」及「金融機構對經指定制裁對象之財物或財產上利益及所在地通報辦法」等相關法規，進行以下措施：

(一) 貴行於發現立約人、交易相對人或交易關係人為受經濟制裁、外國政府或國際組織認定或追查之恐怖分子或團體者之時，得逕行暫時停止立約人與貴行各項交易與業務關係而無須另通知立約人；貴行並得終止本約定書下之各項服務約定條款，惟貴行須於發生終止效力 60 天(含)前書面通知立約人。

(二) 貴行於定期審查立約人身份作業或認為必要時(包括但不限於立約人新增業務往來關係、身分背景資訊有重大變動，以及疑似涉及非法活動、疑似洗錢、資助恐怖主義活動、或媒體報導涉及違法之特殊案件等)，得要求立約人於接獲貴行通知後 60 天(含)內提供審查所需之必要個人或公司資料(包括立約人之實質受益人或行使控制權之人及相關資訊)、或對交易性質與目的或資金來源進行說明，立約人逾期仍不履行者，貴行得以書面終止本約定書下之各項服務約定條款，並於終止之書面通知到達時發生效力。

The Undersigned agrees that, for the purpose of preventing money laundering and countering terrorism financing, the Bank may take the following measures according to the stipulations of the Money Laundering Control Act, the Terrorism Financing Prevention Act, the Regulations Governing Anti-Money Laundering of Financial Institutions, the Bankers Association of the Republic of China's Template for Directions Governing Anti-Money Laundering and

Countering Terrorism Financing of Banking Sector, and the Regulations Governing Reporting on the Properties or Property Interests and Locations of Designated Sanctioned Individuals or Entities by Financial Institutions:

(1) In the event that the Undersigned, its trading counterpart or trading party is under economic sanction, or recognized or under investigation as a terrorist or terrorist organization by a foreign government or international organization, the Bank may directly suspend any or all of the transactions or businesses covered in this Agreement without any prior notice to the Undersigned. The Bank may also terminate any or all of the provisions regarding the services covered in this Agreement; notwithstanding, the Bank shall give 60 days (inclusive) prior written notice to the Undersigned before termination is effective.

(2) In a periodic review of the Undersigned's personal business or if deemed necessary (including, without limitation, that the Undersigned has established a new business relationship, undergone a major change in identification or background information, or caused suspicion of involvement in illegal activities, or is suspected of money-laundering, financing terrorist activities, or involvement in special cases of legal violation reported on in the media), the Bank may demand that the Undersigned provide the Bank with personal or corporate information necessary for investigation (including the Undersigned's beneficial owner or the party that exerts control and related information) or provide an explanation of the nature and purpose of transactions and sources of funds within 60 days (inclusive) of receipt of the Bank's notice. In the event of failure to perform by the deadline, the Bank may terminate in writing the terms and conditions concerning the various services under this Agreement, and the notice to terminate this Agreement shall take effect upon arrival.

二十、 立約人對貴行所負一切債務，均應依照本約定書、其他授信契據或相關文件所載利率及計收標準計付利息、遲延利息、違約金。如無約定者，依照債權發生當日貴行公告之基準利率計付利息。除另有約定外，一年（含）以內之短期債務之利息採按日計息，按月支付；超過一年以上之中長期債務之利息採按月計息，按月支付，惟不足月部分則採按日計息。

按日計息債務之利息、遲延利息、違約金，新臺幣授信以一年三百六十五天為計息基礎，外幣授信依各幣別國際慣例為計息基礎，逢閏年亦同。如計息期間跨越新舊利率時，以新舊利率天數佔該期總天數之比例計算利息額。

For all the Undersigned's liabilities to the Bank, interest, deferred interest and penalties shall be calculated and paid according to the interest rate and calculation and collection standards shown in this Agreement, in other credit agreements, or in related documents. In the absence of any agreement, interest shall be calculated and paid according to the Bank's publically announced base rate on the day that the creditor's right arises. Unless otherwise stipulated, the interest on short term liabilities of one year (inclusive) or less shall be calculated per diem and paid monthly, and the interest on medium term loans of over one year shall be calculated monthly and paid monthly, except that for periods of less than one month the interest shall be calculated per diem.

For interest, default interest, and penalties for liabilities calculated per diem, TWD credit will be calculated on the basis of three hundred sixty-five (365) days in a year, while foreign currency credit will be calculated according to the international custom for each currency, and the same applies in a leap year. If the interest rate changes, the amount of interest shall be calculated according to the number of days under the old interest rate and the number of days under the new interest rate as a proportion of the total number of days.

二十一、 立約人依本約定書之約定申請動用授信額度，均願依約如數清償墊貸款、支付利息、開狀手續費、保證手續費、承兌手續費等各種費用。

立約人對貴行之貸款逾期還本時，應依原約定利率計付遲延利息；逾期還本或付息時，本金自到期日起，利息自繳息日起，逾期在六個月以內者，另按約定利率百分之十，逾期超過六個月部分，另按約定利率百分之二十計付違約金。

立約人未依約清償墊款或支付各種費用時，應自貴行墊款日或立約人應付之日起按當日貴行基準利率加計年息3.95%計付遲延利息，並自墊款日或立約人應付之日起六個月以內者，另按遲延利息百分之十，逾期超過六個月部分，另按遲延利息百分之二十計付違約金。

外幣墊貸款或各種費用如未依約清償時，應依照到期日或應付之日當日貴行通知之一般外匯授信利率與貴行新臺幣基準利率加計年息3.95%之孰高利率計付遲延利息；逾期償還本息時，自到期日起，逾期在六個月以內者，另按遲延利息百分之十，逾期超過六個月部分，另按遲延利息百分之二十計付違約金。

貴行為實行各項債權所支出之必要費用，由立約人連帶負擔。

In the event the Undersigned applies to draw credit according to the provisions of this Agreement, the Undersigned agrees to repay advances and loans and pay interest, issuance fees, guarantee fees, acceptance fees and other kinds of fees pursuant to this Agreement.

In the event of default on loan payment to the Bank, the Undersigned shall calculate and pay default interest at the originally agreed rate; in the event of default on loan or interest payment, if the default is within six months of the due date or interest payment date then an additional penalty shall be paid of ten percent of the rate as provided, and for a portion of default in excess of six months of the due date or interest payment date, then an additional penalty shall be paid of twenty percent of the rate as provided.

In the event of a failure to repay advances or pay various fees as agreed, the Undersigned shall, starting from the date of the Bank's advance, calculate and pay default interest at the Bank's base rate plus an annual rate of 3.95%. In cases of under six months from the date of the advance or the date on which the Undersigned shall make payment, an additional penalty shall be paid at ten percent of the default rate. For the portion of default in excess of six months from the date of the advance or the date on which the Undersigned shall make payment, an additional penalty shall be paid at twenty percent of the default rate.

For foreign currency advances or loans or fees, in cases of failure to repay as agreed, the Undersigned shall calculate and pay default interest at either the prevailing interest rate for foreign currency credit as notified by the Bank or its TWD base rate plus an added annual rate of 3.95%, whichever is higher, on the due date or the date on which payment shall be made. In the event the Undersigned defaults on principal or interest payment, in cases of under six months from the due date, an additional penalty shall be paid at ten percent of the default interest, and for a portion of default exceeding six months, an additional penalty shall be paid at twenty percent of default interest.

The Undersigned is jointly and severally liable for the Bank's necessary expenses in the enforcement of its creditor's rights.

二十二、基準利率及定儲利率指數訂價說明：

（一） 基準利率

1.訂價基礎：基準利率＝最近三個月金融業隔夜拆款利率算術平均值 ＋ 一定比率，「最近三個月金融業隔夜拆款利率算術平均值」係以「金融業拆款中心」所公布之金融業隔夜拆款利率算術平均值為計算之依據，「一定比率」係參酌貴行資金成本、作業成本及利率風險等因素據以訂定，貴行得視市場變化情形檢討調整之。

2.利率取樣：以調整日前三個完整月份之「金融業拆款中心」所公布之金融業隔夜拆款利率算數平均值(四捨五入取至小數點第二位)為依據。

3.調整頻率：

(1) 基準利率每三個月定期調整一次，調整日期為每年 3/23、6/23、9/23、12/23(遇逢例假日則以次一營業日為調整日)。

調整頻率彙整表

調整日期	3/23	6/23	9/23	12/23
適用期間	3/23-6/22	6/23-9/22	9/23-12/22	12/23-3/22
採樣日期	12/1-2/29	3/1-5/31	6/1-8/31	9/1-11/30

(2) 月基準利率每一個月定期調整一次，調整日期為每月之 23 日(遇逢例假日則以次一營業日為調整日)。

調整頻率彙整表

調整日期	每月 23 日
適用期間	每月 23 日~次月 22 日
採樣日期	前三月 1 日~前一月最後一日

4.如遇有重大不可抗力因素發生（如採樣機構合併、消滅、或無法提供金融業隔夜拆款利率時等），貴行得更改基準利率之訂價基礎。

Explanation of base rate and adjustable loan rate:

(1) Benchmark rate

1. Pricing basis: base rate = average interbank overnight call loan rate in the finance industry for the latest three months + a fixed percentage margin. "The average interbank overnight call loan rate in the finance industry for the latest three months" is calculated on the basis of the interbank overnight call loan rate published by the Interbank Money Center, and the "fixed percentage margin" is determined in consideration of the Bank's capital costs, operating costs, interest rate risk and other factors. The bank may observe market changes and review and adjust the base rate.

2. Rate sampling: Based on the interbank overnight call loan rate published by the Interbank Money Center for the past three full months before the day of adjustment (to two decimal places, rounding the third decimal place down from four, up from five).

3. Rate adjustment:

i. The base rate is adjusted regularly once every three months, and the dates of adjustment are 3/23, 6/23, 9/23, and 12/23 every year (or the previous operating day in the event of a holiday).

Rate Adjustment Table

Date of Adjustment	3/23	6/23	9/23	12/23
Period of Effectiveness	3/23-6/22	6/23-9/22	9/23-12/22	12/23-3/22
Period of Sampling	12/1-2/29	3/1-5/31	6/1-8/31	9/1-11/30

ii. The monthly base rate is adjusted regularly once a month, and the date of adjustment is the 23rd day of every month (or the previous operating day if the 23rd day of the month falls on a holiday).

Rate Adjustment Table

Date of Adjustment	The 23rd day of every month
Period of Effectiveness	The 23rd day of every month-the 22rd day of the following month
Period of Sample	The first day of three months ago to the last day of last month

4. In the event of force majeure factors (such as a merger of sampling institutions, or their elimination or inability to provide interbank overnight loan call rates), the Bank may change the pricing basis of the base rate.

（二） 定儲利率指數

1.訂價基礎：定儲利率指數係於臺灣銀行、彰化銀行、華南銀行、第一銀行、合作金庫銀行、土地銀行、兆豐國際商業銀行、國泰世華銀行、臺灣中小企業銀行及中國信託商業銀行等國內知名銀行中選定採樣參考銀行（以撥款時貴行網站公告者為準），並以該等採樣參考銀行之「一年期定期儲蓄存款固定利率」平均值為基準。

2.調整頻率：

(1) 三個月定儲利率指數為每三個月定期調整一次，調整日期為每年之 2/21、5/21、8/21 及 11/21（如調整日遇假日，以次一營業日為調整日），採樣日期為調整日當月 11 日至 17 日之平均利率為基準，時間以中央銀行當日公告資訊為準。指數以小數點以下第二位為準，小數點以下第三位四捨五入。

調整頻率彙整表

調整日期	2/21	5/21	8/21	11/21
適用期間	2/21-5/20	5/21-8/20	8/21-11/20	11/21-2/20
採樣日期	2/11-2/17	5/11-5/17	8/11-8/17	11/11-11/17

(2) 一個月定儲利率指數為每一個月定期調整一次，調整日期為每月之 21 日（如調整日遇假日，以次一營業日為調整日），適用期間為當月 21 日至次月 20 日止，採樣日期為調整日當月 11 日至 17 日之平均利率為基準，時間以中央銀行當日公告資訊為準。指數以小數點以下第二位為準，小數點以下第三位四捨五入。

調整頻率彙整表

調整日期	每月 21 日
適用期間	每月 21 日-次月 20 日
採樣日期	每月 11 日-17 日

3.有下列各款情形之一者，立約人同意貴行得全權更改定儲利率指數之採樣參考銀行，並逕行指定其他本國銀行替代之。

(1) 當採樣參考銀行中有合併、被合併、消滅、停業、破產、重整或有銀行法第 62 條遭勒令停業、監管、接管等情形之一者。

(2) 採樣參考銀行之中有停售一年期定期儲蓄存款固定利率產品者。

(2) Adjustable loan rate

1. Pricing basis: The rate is calculated by selecting a reference bank (as publically announced on the website of the Bank at the time of disbursement) from the well-known domestic banks Bank of Taiwan, Changhua Bank, Hua Nan Bank, First Bank, Taiwan Cooperative Bank, Land Bank and Mega International Commercial Bank, Cathay United Bank, Taiwan Business Bank and CTBC Bank, based on the average rate for the reference bank's "one-year fixed rate time savings deposit."

2. Rate adjustment:

i. The rate for one-year fixed rate time savings deposit is adjusted regularly once every three months, and the date of adjustment is 2/21, 5/21, 8/21 and 11/21 (or the previous operating day if the date of adjustment falls on a holiday). The adjustment is based on an average of the rates from the 11th to the 17th of the month of the date of adjustment and the adjustment is made when publically announced on that day by the Central Bank of the Republic of China. The rate is to two decimal places, rounding the third decimal place down from four and up from five.

Rate Adjustment Table

Date of Adjustment	2/21	5/21	8/21	11/21
Period of Effectiveness	2/21-5/20	5/21-8/20	8/21-11/20	11/21-2/20
Period of Sample	2/11-2/17	5/11-5/17	8/11-8/17	11/11-11/17

ii. The one-month fixed rate time saving deposit rate is adjusted regularly once a month, and the date of adjustment is the 21st of every month (or the previous operating day if the date of adjustment falls on a holiday), and the Period of Effectiveness is the 21st of every month to the 20th of the next month, and the period of sampling includes the average rate from the 11th to the 17th of the month of the day of adjustment, and the time of adjustment is based on the information in the public announcement on that day by the Central Bank of the Republic of China. The rate is to two decimal places, rounding the third decimal place down from four and up from five.

Rate Adjustment Table

Date of Adjustment	The 21st of every month
Period of Effectiveness	The 21st of every month to the 20th of the following month
Period of Sample	Every month from the 11th to the 17th day

3. In the event of any one of the following circumstances, the Undersigned agrees that the Bank may at its sole discretion change the reference bank, and designate one of the other main domestic banks as a replacement.

i. In the event of merger, acquisition, elimination, ceasing of operations, bankruptcy, reorganization or other situations such that the Bank is ordered to suspend operations or go into conservatorship or receivership pursuant to the Bank Act, Article 62.

ii. The reference bank stops selling one-year fixed rate time saving deposit products.

（三） LIBOR

取樣資訊來源以〈湯森路透〉每日 LIBOR 所公告資訊為取樣之標準。

LIBOR

The sampling information source is based on the daily LIBOR rates published each day by Thomson Reuters.

（四） TAIFX3

取樣資訊來源以〈湯森路透〉每日 TAIFX3 所公告資訊為取樣之標準。

TAIFX3

The sampling information source is based on the daily TAIFX3 rates published each day by Thomson Reuters.

（五） 揭示方式：調整後之基準利率及定儲利率指數將於貴行各營業單位牌告之「存放款利率表」暨貴行網站（www.esunbank.com.tw）上揭示。

Mode of publication: The adjusted base rate and the fixed term time saving deposit interest rates are posted on the Bank's "savings and lending interest rate table" at the Bank's branches and on the Bank's webpage (www.esunbank.com.tw).

貳、 各項授信特約條款(Special Credit Line Provisions)

一般(擔保)放款 General (Secured) Loan

一、本授信額度、額度使用期間、借款利率、動用方式、貸放期間及償還方式均依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。
The credit amount, the period of use, the lending rate, the mode of drawdown, the period of loan, and mode of repayment are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

二、立約人同意貴行將各次借款款項撥入立約人於貴行開立之帳戶，或依立約人指定方式撥款時，即視為立約人已收到借款。
The Undersigned agrees that in the event that the Bank disburses a loan into an account opened by the Undersigned at the Bank, or in the event that the Bank disburses a loan in the manner designated by the Undersigned, the Undersigned shall be deemed to have received the loan.

(擔保)透支 (Secure) Overdraft

一、立約人申請於透支帳戶(詳如本約定書【參、其他特約條款】)陸續透支借款，本項授信額度、額度使用期間及借款利率均依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。
For applications by the Undersigned to make multiple withdrawals from an overdraft account (for details see III. Other Special Provisions), the credit amount, the period of use, the lending rate are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

二、立約人同意以透支帳戶之透支餘額為本透支借款之總額，貴行無須另行舉證。
The Undersigned agrees that the overdraft balance of the overdraft account will be the total amount borrowed by overdraft, without need for the Bank to provide additional proof.

三、透支借款本息超逾透支額度時，立約人應立即清償超逾額度部分之借款金額。
When the principal and interest of the overdraft exceeds the overdraft limit, the Undersigned shall immediately repay the excess amount.

額度使用期間屆滿時，立約人應立即清償所有透支借款本息。
When the period of use expires, the Undersigned shall immediately repay all principal and interest.

四、每月結算利息乙次，於次月一日得免憑立約人之存摺及取款憑條或支票，利用自動化設備或由貴行任一有權簽章人員簽發存款支出憑證逕自立約人透支帳戶扣取結算之利息金額，如透支帳戶無餘額或餘額不足支付結算之利息金額，該利息受償不足部分得滾入透支借款本金再生利息。
Interest is calculated one time a month. The Bank may on the first day of the next month, by automated equipment or any personnel at the Bank with signing authority, issue a deposit expense slip and directly withdraw from the Undersigned's overdraft account the calculated amount of the interest, without the Undersigned's bank book, withdrawal slip or check. In the event that there is no balance in the overdraft account, or the balance is insufficient to pay the calculated amount of interest, the portion of the interest that was not covered may be rolled into the overdraft principal to generate compound interest.

貴行逕由透支帳戶扣取利息致帳戶存款不敷支付支票金額，如生任何紛爭，立約人應自行處理，概與貴行無涉，因透支款項已超逾透支額度或將超逾透支額度，貴行就超逾額度部分拒絕支付支票金額時，亦同。
In the event that the Bank's withdrawal from the Undersigned's overdraft account results in insufficient balance to cover a check, and a dispute arises as a result, the Undersigned shall be solely responsible for handling the dispute and the Bank shall play no part. The same applies in the event that the Bank refuses to honor a check because the overdraft amount already exceeds the overdraft limit or would thereby exceed the overdraft limit.

五、貴行如認為立約人對透支款運用不當或基於其他原因，得隨時減少透支限額或停止支付立約人已簽發之支票或(及)其他票據，並得隨時通知於限期 30 日之內償還全部透支本息，均不受已約定還款期限之拘束，立約人均願完全遵辦絕無異議，如因涉及第三人致發生任何糾葛責任或支出時，均由立約人完全負責理清，如貴行因此受有任何損害，立約人完全負責賠償。

If the Bank deems that the Undersigned is making improper use of the overdraft or for other reasons, the Bank may at any time reduce the overdraft limit or cease honoring checks or (and) other negotiable instruments issued by the Undersigned, and may at any time notify the Undersigned to repay the entire principal and interest of the overdraft within a time limit of thirty days, irrespective of any agreed repayment period, and the Undersigned agrees to comply and perform without any objection. The Undersigned shall bear full liability or expense for any dispute with a third party arising as a result, and if the Bank suffers any damage as a result, the Undersigned is fully obligated to compensate the Bank.

墊付國內票款 Advance on Domestic Negotiable Instruments

一、本授信額度、額度使用期間、貸放期間及借款利率均依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。

The credit amount, the period of use, the period of loan, and the lending rate are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

二、立約人申請動用時應另出具「動用申請書」載明金額，於貴行同意後貸放，立約人應在約定天數內償還，每筆實際貸放期間依動用申請書之記載為準。

動用時立約人應檢附基於商品銷售、出租或提供服務等合法交易行為所取得並經貴行認可之票據，由立約人背書轉讓予貴行，撥貸之金額由貴行逕行決定。

When the Undersigned applies to drawdown, the Undersigned shall submit a "Drawdown Application" that specifies the amount. After the Bank agrees to the drawdown, the Undersigned shall repay within a certain number of days as agreed. The actual period of the drawdown is as shown in the drawdown application.

At the time of the drawdown, the Undersigned shall submit negotiable instruments obtained through lawful commercial activity by sale of merchandise, rental or service provision and authorized by the Bank. The same shall be transferred to the Bank by endorsement by the Undersigned. The amount of the drawdown is solely at the Bank's discretion.

三、立約人同意貴行將各次借款款項撥入立約人於貴行開立之帳戶，或依立約人指定方式撥款時，即視為立約人已收到借款。

The Undersigned agrees that in the event that the Bank disburses a loan into an account opened by the Undersigned at the Bank, or in the event that the Bank disburses a loan in the manner designated by the Undersigned, the Undersigned shall be deemed to have received the loan.

四、立約人同意所提供之票據，到期兌收存入於貴行設立之備償專戶（詳如本約定書**【參、其他特約條款】**）。

The Undersigned agrees that when negotiable instruments provided by the Undersigned mature, they will be converted and deposited in a reserve account opened at the Bank (for details see III. Other Special Provisions).

五、本授信借款餘額之認定，立約人同意以立約人所出具之各「動用申請書」或貴行之相關傳票、帳簿記載之金額為準。

The Undersigned agrees that the amount of a loan in the Credit Facility will be determined based on the amounts shown in the drawdown applications submitted by the Undersigned or in the Bank's related slips or account books.

六、立約人所提供之票據無從為承兌或付款之提示，或屆期未獲付款時，貴行可免除作成拒絕證書及通知拒絕事由，立約人應於接到貴行通知後三日內以同額之現金贖回該票據，逾期未贖回時，貴行即無須再行通知或催告，得逕行主張本約定書之借款全部到期。(本條為個別商議條款)

In the event of indication that a negotiable instrument provided by the Undersigned cannot be accepted or paid or in the event it remains unpaid upon maturity, the Bank may waive the production of a certificate of protest or notification of the reason. The Undersigned shall within three days of receiving the Bank's notice redeem the negotiable instrument with the same amount in cash. In the event of a failure to redeem, the Bank may forthwith deem the loans in this Agreement as due and payable with no further need to give notification or warning (this is an individually negotiated provision).

七、立約人持向貴行借款之票據，如因傳遞或其他意外情事而致喪失、滅失，或被偽造、變造等致喪失其效力時，立約人願依貴行帳簿所載之票據金額清償之。

For a negotiable instrument held by the Undersigned toward a loan from the Bank, in the event of loss of effectiveness due to loss, destruction, forgery, or alteration during delivery or other emergent circumstances, the Undersigned agrees to make full repayment in an amount equal to the negotiable instrument's amount as shown in the Bank's accounts.

開發國內信用狀 Issuance of Domestic Letters of Credit

一、 立約人委請貴行開發國內信用狀（包括即、遠期及融墊款），及就信用狀指定之受益人在信用狀有效期限內提示所簽發之匯票予以承兌或付（墊）款，本授信額度、額度使用期間、動用方式及開狀手續費均依貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。

When the Undersigned requests that the Bank issue a domestic letter of credit (including sight and usance and financing advances), and when the Bank accepts or pays (advances) upon presentation of a signed draft by the designated beneficiary of the letter of credit before the expiry of the letter of credit, the credit limit, the period of use, mode of drawdown and issuance of letter of credit fee are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

二、 本授信額度使用期間內開發之信用狀，其匯票到期日縱在前述期限之後，仍委請貴行逕予承兌、付款，立約人仍願依本約定書之約定，負連帶清償之責任。

For a letter of credit issued within the credit period, even if the expiry of a draft thereof postdates the above deadline, and the Undersigned nevertheless requests that the Bank proceed to accept or pay, the Undersigned agrees to remain jointly and severally liable for repayment under the provisions of this Agreement.

三、 立約人每次向貴行申請開發國內信用狀時，應逐筆填具「開發國內不可撤銷信用狀申請書」(以下簡稱「開發信用狀申請書」)及貴行要求之文件，本授信餘額之認定，立約人同意以立約人所出具之「開發信用狀申請書」、「票據」等所載金額或貴行之相關傳票、帳簿記載之金額為準。

Every time the Undersigned applies to the Bank to issue a domestic letter of credit, the Undersigned shall fill in and submit an "Issuance of Irrevocable L/C Application" (hereinafter the Issuance of L/C Application) as well as documents required by the Bank for each letter of credit. The Undersigned agrees that the amount shown on the Issuance of L/C Application or "negotiable instrument" submitted by the Undersigned or the amount shown on the Bank's relevant slips or accounts shall be confirmation of the credit balance.

四、 立約人申請開發國內**即期**信用狀時，其匯票應為見票即付，並以受益人提示匯票請求付款之前一日或貴行通知之到期日為各筆債務之清償日。即期匯票票款經立約人申請貴行同意將票款先行墊付予受益人者，該融墊之期間最長為十天，融墊利率依貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。

In the event that the Undersigned applies for the issuance of a domestic sight letter of credit, the draft thereof shall be immediately paid on sight. Moreover, the date of repayment is the day before the beneficiary presents the draft in request of payment or the due date as notified by the Bank. In the event that the Bank agrees on application by the Undersigned to advance the amount of a sight draft to the beneficiary, the maximum period of the financing advance is ten days. The rate thereof is shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

五、 如為開發國內**遠期**信用狀時，其匯票最長期限依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準，立約人應於信用狀項下匯票到期日之前一日或貴行通知之日期，將其本息交存貴行備付。

In the event that the Undersigned applies for the issuance of a domestic usance letter of credit, the maximum deadline for the draft thereof shall be as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned. The Undersigned shall, on the day before the draft matures or on a date as notified by the Bank, reserve the principal with interest at the Bank.

六、 本授信各筆信用狀項下貴行墊付之匯票款，立約人得於「開發信用狀申請書」委請貴行撥貸短期性放款逕將款項抵償之，並以本約定書及「開發信用狀申請書」為借款之證明，不另立契據，貸放期間及利率依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準，貸放日期縱在本授信額度使用期間之後或（及）逾信用狀有效期限仍得辦理。

The Undersigned may in the Issuance of L/C Application request that the Bank disburse a short-term loan to offset draft amounts advanced by the Bank under various letters of credit of the Credit Facility, and take this Agreement and the Issuance of L/C Application as the certificate of the loan, without need for an additional agreement. The period and interest of the loan are shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned, notwithstanding if the date of the loan postdates the credit period or (and) the expiry date of the letter of credit.

七、 立約人未依約清償墊貸款或支付各種費用時，應自貴行墊貸款日(即期信用狀應自墊款期間超過十日)或立約人應付之日起，依本約定書規定計付遲延利息及違約金。

In the event that the Undersigned has not repaid advances or loans or not paid fees as agreed, the Undersigned shall, according to the stipulations of this Agreement, pay default interest and penalties calculated from the date of the Bank's

advance or loan (the sight letter of credit shall be more than ten days from the period of the advance) or from the date on which the Undersigned shall pay.

八、 立約人委請貴行所開發信用狀項下之匯票及其附屬單據等，如經貴行審查認為在表面上與信用狀條件尚屬符合而承兌或付款後，立約人願即依期照付，前述匯票單據等縱在事後證實其為非真實或屬偽造、變造或有其他瑕疵（包括貨物品質或數量與單證不符等情事），概與貴行無涉，立約人絕不以任何理由為抗辯而拒付之。
In the event that upon review the Bank deems that a draft and all related documents under a letter of credit issued at the Undersigned's request by the Bank conform to the terms and conditions set forth in the letter of credit and makes acceptance or payment, the Undersigned agrees to pay by the repayment date. Notwithstanding if the aforementioned draft or documents are proven fallacious or forged, altered or flawed (including circumstances where the product quality or quantity deviates from what is shown on the documents), the Bank shall not be responsible thereto, and the Undersigned shall not, for any reason, object or refuse payment.

九、 因本約定書信用狀之傳遞錯誤、遲延或解釋上之錯誤，及單據或單據上所載貨品全部或一部滅失，或遲延或未達交貨地，以及貨品無論在運輸中或運抵後因未經保險或保險額不足或因任何第三者之阻滯、扣留或其他因素等情事以致發生喪失或損害時，均與貴行無涉，立約人仍應按信用狀之記載全額照付。
The Bank has no responsibility for losses or damages due the following circumstances: any error or delay in delivery or error in interpretation of the letter of credit pursuant to this Agreement, the partial or total destruction or failure to arrive at the place of delivery of the documents or the merchandise shown thereupon, or any loss or damage to merchandise no matter whether during transport or subsequent to arrival at the place of delivery resulting from the lack of insurance or insufficiency of insurance coverage, or from any hindrance or detention by any third party, or any other factors. The Undersigned shall nevertheless pay the full amount shown on the letter of credit.

十、 每筆信用狀項下所採購之貨品，如因信用狀受益人或售貨人不履行契約、交貨遲延或有瑕疵，或因其他不可抗力之事變致發生損失時，或有保險公司拒絕理賠或理賠不足或延宕賠款等情形時，均由立約人負擔。
The Undersigned shall bear all responsibility in the event that the insurance company refuses to make indemnity payment or makes inadequate payment or delays payment for damages or losses related to merchandise purchased under a letter of credit due to the following circumstances: failure to perform by the beneficiary of the letter of credit or the seller of the merchandise, delay in delivery or flaw in the merchandise, or any other force majeure event.

十一、 每筆信用狀項下之貨品，如經貴行要求，立約人願就保險種類及保險條件事先徵得貴行同意，並以貴行為受益人投保足額保險，貴行認為必要時，並得通知立約人加保其他保險，投保所需一切費用，概由立約人負擔。立約人如遲不辦理投保，或保險到期未辦續保手續，貴行有權代為辦理，但並無代為投保之義務，如投保所需費用由貴行先行墊付，立約人願立即償還，若有遲延，立約人願按本約定書規定計付遲延利息及違約金。
For the merchandise under any letter of credit, the Undersigned shall, upon the Bank's request, obtain the Bank's prior approval for the insurance types and conditions, and shall name the Bank as the beneficiary to a policy with sufficient coverage. In the event that the Bank deems necessary, the Bank may inform the Undersigned to add other insurance. All necessary fees for the insurance are to be borne by the Undersigned. If the Undersigned delays in insuring or fails to renew the policies, the Bank has the right, but not the obligation, to advance funds for the insurance premium or any other fees on the Undersigned's behalf. The Undersigned agrees to immediately repay any and all funds advanced by the Bank. If the Undersigned delays in repayment, the Undersigned shall calculate and pay default interest and penalty under the stipulations of this Agreement.

十二、 立約人願提供本授信下各筆信用狀所載貨運單據、採購貨物與另行提供之擔保物，做為各筆信用狀項下匯票債務之擔保，並以本約定書為提供擔保之證明。擔保品如有敗壞或價值低落之虞時，立約人願即補足之。如貴行認有必要，並得逕將擔保品處分，抵償每筆貴行墊款之本息及因處分而支出之一切費用。
The Undersigned agrees to provide transport documents, purchased merchandise recorded on each letter of credit under the Credit Facility, and other collateral, to serve as guarantee of the liability of each draft under any letter of credit. This Agreement is a certificate of that provision of guarantee. In the event of a likelihood that the collateral has deteriorated or declined in value, the Undersigned agrees to immediately supplement it. If the Bank deems necessary, the Bank may dispose the collateral in any manner and offset the proceeds of such disposal against any principal or interest of the Bank's advance and any and all costs or expenses due to disposal.

委任保證 Bank Guarantee

一、每筆保證之金額、期限及保證事項，均以貴行簽發之保證文件為準。
The amount, period and guaranteed matters of each guarantee are as set out in the guarantee documents issued by the Bank.

二、本授信額度、額度使用期間、動用方式、保證手續費及其給付方式均依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。如有郵電費及其他費用，立約人均願給付。保證手續費倘有逾期情事，除按原訂費率給付外，應依本約定書規定之違約金計算方式加付違約金。
The credit amount, the period of use, mode of drawdown, guarantee processing fee, and mode of payment are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned. In the event of postage or telephone fees or other fees, the client agrees to pay in all cases. In the event of delay in payment of the guarantee processing fee, unless payment is made at the original rate, an additional penalty shall be paid according to the penalty calculation method stipulated by this Agreement.

三、立約人應確實履行本約定書委任保證條款第一條貴行保證事項，並願將履行情形隨時通知貴行，如因立約人遲延未克履行而由貴行代償保證款額時，立約人願立即如數償還，並自貴行墊付之日起至立約人清償之日止，依本約定書規定計付遲延利息及違約金。
The Undersigned shall duly perform matters related to the Bank's guarantee under Provision 1 of the Bank Guarantee provisions in this Agreement. The Undersigned agrees to notify the Bank of the status of compliance at any time, and in the event that the Undersigned defaults and is unable to perform and the Bank repays the amount of the guarantee on the Undersigned's behalf, the Undersigned agrees to immediately repay the Bank in full and pay default interest and a penalty as stipulated by this Agreement from the date of the Bank's advance to the date of repayment by the Undersigned.

前項由貴行墊付之外幣款項及有關費用等，立約人願按還款當日貴行外匯牌告賣出匯率折算新臺幣或以同種類外幣清償。
For a foreign currency advance by the Bank and related fees, the Undersigned agrees to make repayment in TWD converted from that currency at the Bank's posted selling rate on the date of conversion or in the same currency.

四、如貴行經所簽發保證文件之受益人通知履行保證責任時，無論所保證標的之事實條件是否成就或有否其他糾葛情事，貴行均無須認定或過問，得無條件逕行履行保證責任，立約人不得以其與保證文件之受益人或任何第三人間之抗辯事由對貴行主張免責，亦不得以天災、地變、戰爭等不可抗力之事由或其他任何事由對貴行主張免責。
In the event that the Bank performs its guarantee obligation on notification by the beneficiary of the guarantee documents issued by the Bank, then notwithstanding if the actual conditions of the object of the guarantee are met or if there are other matters of dispute, the Bank may directly and unconditionally perform its guarantee obligation with no need for confirmation or inquiry. The Undersigned may not advocate that the Bank is exempt from obligation due to reason of dispute with the beneficiary of the guarantee documents or with any third party. The Undersigned may not advocate that the Bank is exempt from obligation due to natural disaster, war or force majeure reasons.

五、 本授信存續期間為自訂約之日起至立約人履行或清償有關本授信立約人應履行之一切義務或應付一切款項之日止，於存續期間，立約人得於委任保證限額內一次或分次或循環委任貴行辦理本授信。凡於存續期間，貴行依立約人申請所簽發之保證書類均有效力，縱貴行墊款日期在上揭期限之後，立約人仍負完全清償責任。
The credit period begins on the date hereof and terminates on the date when the Undersigned has fully performed all of its obligations and repaid all amounts that shall be paid. During this period, the Undersigned may request that the Bank provide bank guarantee in one case, in multiple cases, or in a revolving fashion, within the limit of the guaranteed amount. During this period, all the guarantee documents issued by the Bank at the Undersigned's application are effective. Notwithstanding if the date of a Bank advance postdates the credit period, the Undersigned shall remain fully obligated to reimburse the Bank.

六、 貴行依本約定書簽發保證文件後，如有多宗保證事項而立約人對其中任何一宗未能履約致貴行須代為墊付款項，或發生本約定書【壹、共通條款】第五條之違約情事時，為擔保立約人就保證金額之償還責任，貴行無須先履行保證責任，即得結算全部保證金額，並依法處分擔保品，處分所得款項除抵償貴行墊付款項及須支出之一切費用外，剩餘款項應於保證金額之限度內留供貴行備償。如擔保品不足或未提供者，立約人應提供足額擔保品，或繳付足額現金備償，或由貴行於保證金額之限度內將立約人於貴行之存款轉供貴行備償(如為定期存款得逕予解約後辦理)。倘貴行免除保證責任無須墊付任何款項時，備償款項應返還立約人。(本條為個別商議條款)
After the Bank issues guarantee documents pursuant to this Agreement, in the event there are multiple guarantees and the Undersigned is unable to perform according to any one thereof or circumstances arise in violation of Provision 5 of the General Provisions of this Agreement, then concerning the Undersigned's obligation to repay the amount of the guarantee, the Bank need not perform its guarantee obligation in advance. The Bank may immediately calculate the total guaranteed amount and dispose of the collateral according to law. After offsetting all the Bank's expenses and funds advanced by the Bank, the balance of the proceeds of said disposal shall be retained by the Bank in reserve

within the limit of the guaranteed amount. If the collateral is insufficient or in the event the collateral is not supplied, the Undersigned shall provide adequate collateral, or pay an adequate amount in cash to serve as reserve, or transfer within the limit of the amount of the guarantee from the Undersigned's deposits at the Bank to serve as reserve (upon rescission of contract if the deposit is a fixed term deposit). In the event the Bank is exempt from its guarantee obligation and need not advance or pay any amount, the reserved funds shall be refunded to the Undersigned (this is an individually negotiated provision).

委任承兌(保證)票據 Bank Acceptance (Guarantee) of Negotiable Instruments

一、 本授信額度、額度使用期間、票據承兌(保證)最長期限及承兌(保證)手續費均依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準，立約人申請動用時應另出具「動用申請書」，於貴行同意後動用，其每筆承兌(保證)之金額、期限及其內容等事項，皆以貴行簽署者為準。

The credit amount, the period of use, the time limit on the acceptance (guarantee) of negotiable instruments and related processing fees are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned. When the Undersigned applies to drawdown, the Undersigned shall additionally submit a "Drawdown Application," and drawdown upon the Bank's approval. The amount, time limit and content for each acceptance (guarantee) are according to documents signed by the Bank.

貴行如認為立約人未能切實履行或不遵守本約定書各條款時，得隨時拒絕辦理承兌(保證)。

If the Bank deems that the Undersigned cannot duly perform or is not complying with this Agreement's provisions, the Bank may at any time refuse to conduct acceptance (guarantee).

二、 立約人應於貴行承兌(保證)時一次給付承兌(保證)手續費予貴行，如貴行調整費率時，經貴行通知後即依新費率繳付。

At the time of acceptance (guarantee) by the Bank, the Undersigned shall pay to the Bank at one time the processing fee for acceptance (guarantee), and in the event the Bank adjusts its fee rate then the Undersigned shall pay according to the new fee rate upon notification by the Bank.

三、 立約人委請貴行承兌(保證)時，立約人願於票據到期日前將票款存入業務主管機關指定之清算交割銀行之兌償專户以備兌付，否則如因立約人遲延未克履行而致使貴行墊付款項時，立約人願立即如數償還該墊付之款項，並自墊付之日起依本約定書規定計付違約金。

In the event the Undersigned requests that the Bank make acceptance (guarantee), the Undersigned agrees to deposit, before the maturity of the negotiable instrument, the amount of the negotiable instrument in the reserve account as reserve against the acceptance payment at the settlement and clearance bank as designated by the competent authority; otherwise, in the event that the Undersigned is in default and cannot perform such that the Bank makes an advance or payment, the Undersigned agrees to immediately and fully repay the amount of the advance or payment and pay a penalty calculated as stipulated by this Agreement from the day of the advance or payment.

四、 立約人依本約定書委託貴行承兌或保證票據所負之債務，縱使貴行墊款而發生之日期在約定承兌或保證期限之後，立約人仍應依本約定書之規定，負清償責任。

For the obligations borne by the Undersigned in requesting that the Bank accept or guarantee a negotiable instrument according to this Agreement, even if the Bank makes an advance and the date of occurrence is after the agreed deadline for acceptance or agreement, the client shall nevertheless bear the obligation to repay as stipulated by this Agreement.

立約人依本約定書委託貴行承兌或保證票據，而致貴行墊款或(及)受損害時，無論立約人有無過失，立約人應立即清償票款、遲延利息、違約金及各項費用以及賠償貴行所受之損害，決不以任何事由抗辯或拒絕清償。

In the event that the Bank makes an advance or (and) suffers damage due to accepting or guaranteeing a negotiable instrument at the Undersigned's request, then no matter whether the Undersigned is at fault. the Undersigned shall immediately repay the amount of the negotiable instrument. default interest, penalties and various fees to compensate the bank for the damage suffered, and may not for any reason protest or refuse repayment.

五、 貴行依本約定書為票據之承兌(保證)後，如立約人對其中任何一張到期未克履行而致使貴行墊付款項，或發生本約定書【壹、共通條款】第五條之違約情事時，為擔保立約人就承兌(保證)金額之償還責任，貴行無須先履行承兌(保證)責任，即得結算全部承兌(保證)金額，並依法處分擔保品，處分所得款項除抵償貴行墊付款項及須支出之一切費用外，剩餘款項應留供貴行備償。如擔保品不足或未提供者，立約人應提供足額擔保品，或繳付足額現金備償，或由貴行於承兌(保證)金額之限度內將立約人於貴行之存款轉供貴行備償(如為定期存款得逕予解約後辦理)。倘貴行免除承兌(保證)責任無須墊付任何款項時，備償款項應返還立約人。(本條為個別商議條款)

After the Bank accepts (guarantees) a negotiable instrument according to this Agreement, in the event that the

Undersigned is unable to perform upon maturity of any one negotiable instrument such that the Bank advances or pays the amount of the negotiable instrument, or in the event of any contractual violation or a circumstance in violation of Article 5 of the General Provisions of this Agreement, then concerning the Undersigned's obligation to repay the amount of the acceptance (guarantee), the Bank need not make prior performance of its acceptance (guarantee) obligation. The Bank may immediately calculate the total acceptance (guarantee) amounts and dispose of the collateral according to law. After offsetting amounts advanced and paid by the Bank and all expenses incurred by the Bank, the balance of the proceeds of said disposal shall be retained by the Bank in reserve. If the collateral is insufficient or in the event the collateral is not supplied, the Undersigned shall provide adequate collateral, or pay an adequate amount in cash as reserve, or transfer within the limit of the amount of the guarantee from the Undersigned's deposits at the Bank to serve as reserve (upon rescission of contract if the deposit is a term deposit). In the event the Bank is exempt from its acceptance (guarantee) obligation and need not advance or pay any amount, the reserved sum shall be refunded to the Undersigned (this is an individually negotiated provision).

外幣一般(擔保)放款 General (Secured) Foreign Currency Loans

一、立約人向貴行申請外幣借款（包括週轉金貸款、D/A、D/P、O/A 融資等），本授信額度、額度使用期間、動用方式、貸放期間、借款利率均依貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。
Where the Undersigned applies to the Bank for foreign currency loans (including revolving loans, D/A, D/P, O/A financing), the credit amount, term of use, mode of drawdown, term of loan, and lending rate are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

二、立約人同意貴行將各次借款款項撥入立約人於貴行開立之帳戶，或依立約人指定方式撥款時，即視為立約人已收到借款。
The Undersigned agrees that in the event that the Bank disburses a loan into an account opened by the Undersigned at the Bank, or in the event that the Bank disburses a loan in the manner designated by the Undersigned, the Undersigned shall be deemed to have received the loan.

本授信有關進口融資部分，請貴行撥貸後逕匯付償還立約人經由貴行辦理之 D/A、D/P、O/A 等所應付之外匯款項。
Import financing in the Credit Facility consists in requesting that the Bank issue a loan to remit or repay the foreign exchange funds the Undersigned shall pay upon conducting D/A, D/P, O/A through the Bank.

三、立約人最遲應於每筆借款到期日，將外幣借款本息按償還當時貴行指定或雙方議定之匯率折算新臺幣清償，或按立約人另向貴行所訂立預購遠期外匯契約之約定匯率折合新臺幣償付貴行，或以原幣償付貴行。如到期不履行，而所借外幣對新臺幣匯率有變動時，其匯率風險概由立約人負擔。
The Undersigned shall, at the latest upon the maturity of each loan, repay in TWD the principal and interest of the foreign currency loan as converted at the exchange rate designated at the time by the Bank or negotiated by both parties, or repay the Bank in TWD converted at a rate in a contract for forward buying foreign exchange forwards the Undersigned otherwise signed with the Bank, or repay the Bank in the original foreign currency. In the event of nonperformance upon maturity, if the borrowing rate from the foreign currency to TWD changes, the exchange rate risk is solely borne by the Undersigned.

四、立約人得以其他外幣向貴行申請在 D/A、D/P、O/A 項下借款，但每筆金額應依貴行指定或雙方議定匯率折算為美金計算，並在本項授信所訂之借款額度內週轉，如因匯率變動或其他原因致使立約人在本項授信下借款金額超過本項授信所訂之借款額度時，其超過部分仍應由立約人連帶負責清償。
The Undersigned may apply to the Bank to borrow money in other currency for D/A, D/P and O/A purposes, but each amount shall be calculated in USD at an exchange rate designated by the Bank or negotiated by both parties, and shall operate within the loan limit set for this facility. In the event that due to an exchange rate change or for any other reason the amount the Undersigned borrows exceeds the loan limit, the Undersigned shall remain jointly and severally obligated for repayment of the excess portion.

五、立約人申請在 D/A、D/P、O/A 項下進口物資時，經貴行同意得在本授信之借款額度內向貴行申請擔保提貨或副提單背書，每次動用時應檢具切結書（進口託收擔保提貨或副提單背書專用）暨貴行要求之有關契據、文件。立約人均承認依每筆切結書內容暨有關契據文件金額及約定事項，對貴行所負之損害賠償責任至國外單寄達貴行由立約人辦妥票據承兌或付款止。
In the event the Undersigned applies to import merchandise under D/A, D/P and O/A terms, the Undersigned may, upon agreement by the Bank and within the loan amount for the Credit Facility, apply to the Bank for shipping guarantee and duplicate bill-of-lading endorsement. Each time the Undersigned downdraws, the Undersigned shall produce a declaration (exclusively for import collection shipping guarantee or duplicate bill-of-lading endorsement) as well as related agreements and documents as required by the Bank. The Undersigned all acknowledge the contents of

each declaration and the amounts and stipulated matters in the agreements and documents. The Undersigned is liable for damages until the foreign document is delivered to the Bank and the Undersigned handles negotiable instrument acceptance or payment.

六、立約人申請在 D/A、D/P、O/A 項下借款時，得由立約人出具「動用申請書」或其他書類憑證，申貸新臺幣短期性放款委請貴行逕將款項抵償之，並以本約定書為借款之證明，不另立契據，且願遵守下列約定：
（一） 貸放期間及利率依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。
（二） 貸放日期縱在本授信額度使用期間之後仍得辦理。

When the Undersigned applies for a loan for D/A, D/P and O/A purposes, the Undersigned may submit a "Downdraw Application" or other written certificates to draw a short-term TWD loan and request that the Bank offset the payment. The Undersigned will treat this Agreement as certification for the loan without need for another agreement, and agrees to comply with the following:
(1) The period and rate of the loan are as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.
(2) The loan can be made even after the credit term.

七、本授信下借款所購或所售物資，如在運送途中遭遇海難、兵盜、水火或其他不可抗力之事變，致全部或一部毀損或價值低落，或有保險公司拒絕賠款或賠款不足或延宕賠款等情形，或因其他原因致無法進口或出口時，均由立約人自行處理，貴行不負義務或責任。

In the event of sinking, piracy, flooding or fire or other force majeure circumstances during transport resulting in destruction or deterioration in value of all or part of the merchandise bought or sold through a loan under the Credit Facility, or in the event that the insurer refuses to cover a claim or the amount covered is inadequate or there is a delay in covering a claim, the Undersigned must deal with the circumstance on its own. The Bank has no liabilities or obligations.

外銷貸款 Export Loans

一、本授信額度、額度使用期間、動用方式、貸放期間及借款利率均依貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。本授信用途以支應出口所必要之週轉金為限，不得流用於其他用途，貴行並得隨時查核，立約人不得拒絕。

The credit amount, term of use, mode of drawdown, term of loan or lending, and lending rate are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned. The Credit Facility is limited to providing export financing and may not be used for any other purpose. The Bank may make inspection at any time and the Customer may not object.

二、立約人同意貴行將借款之款項轉撥存入立約人於貴行開立之帳戶或依立約人指定方式撥款時，即視為立約人已收到借款。

The Undersigned agrees that in the event the Bank transfers and deposits the loan in the Undersigned's account at the Bank or in the manner indicated by the Undersigned, the Undersigned shall be deemed to have received the loan.

三、貴行得要求立約人另檢附經貴行認可之出口信用狀，或出口託收文件，或國外訂單，或輸出契約，或國內貿易商採購外銷產品之訂單或契約，或合作外銷或接受委託加工外銷之合約等書件，並由貴行憑該等書件逕行決定撥放之金額。

The Bank may demand that the Undersigned submit export letters of credit approved by the Bank or export collection documents, or foreign orders, or outgoing contracts, or orders or contracts from domestic traders procuring products for foreign sale, or agreements of cooperation on foreign sale or acceptance of commission to process products for foreign sale and other documents. It is up to the Bank to decide the amount of the loan based on the Bank's assessment of these documents.

四、本授信餘額之認定，立約人均同意以立約人所出具之「動用申請書」、「票據」等所載金額或貴行之相關傳票、帳簿記載之金額為準，絕無異議。

For the determination of the credit balance, the Undersigned all agree to the amounts shown in the drawdown applications and negotiable instruments submitted by the Undersigned or the amounts recorded on the Bank's relevant slips and account books, without any dispute.

立約人同意立約人向貴行提出貴行認可之申請書及各相關文件等均視為本約定書之一部分，與本約定書具同等效力。

The Undersigned agree that applications and relevant documents certified by the Bank that the Undersigned presents to the Bank are deemed as an integral portion of this Agreement and have the same effect as this Agreement.

五、 各筆借款到期若無法以憑貸之出口貨款償還，一經貴行通知，立約人願立即備款償還，否則全部借款視為立即到期。

For each loan that comes due, in the event that it cannot be repaid with the income from the export that justified the export loan in the first place, then upon notification by the Bank, the Undersigned agrees to immediately prepare funds for repayment. Otherwise all loans will be deemed immediately due and payable.

六、 立約人如另檢附出口信用狀或出口託收文件申請動用者，應將上開信用狀所有出口押匯或出口託收手續，經由貴行辦理，且同意以委經貴行辦理出口押匯、出口託收或其他出口所得之款項，優先償還本授信之本息。

In the event that the Undersigned submits export letters of credit or export collection documents in application for drawdown, the Undersigned shall have the Bank conduct all the procedures for the export negotiations and export collection on the above mentioned letters of credit, and agrees to preferentially repay principal and interest from the Credit Facility from the proceeds from the export negotiations, export collections and other exports handled by the Bank.

七、 立約人如另檢附國外訂單或輸出契約等書件申請動用者，同意在接到該訂單、契約項下信用狀或備妥出口託收文件時，將該等書件立即持交貴行，並在貸放期間內向貴行辦理出口押匯、出口託收或其他結匯手續，其出口所得之款項優先償還本授信之本息。

In the event that the Undersigned additionally submits foreign orders or export contracts and other documents in application for drawdown, the Undersigned agrees that upon receiving the letter of credit under those orders or contracts or upon preparation of export collection documents, the documents shall immediately be turned over to the Bank. The Undersigned also agrees that during the term of the loan. The Undersigned shall have the Bank conduct export negotiation, export collection and other settlement procedures, and that the proceeds shall be used to preferentially repay the principal and interest of the Credit Facility.

八、 立約人如另檢附國內貿易商採購外銷產品之訂單或契約，或合作外銷或接受委託加工外銷之合約等書件申請動用者，貴行得要求立約人提出與上開書件國內付款方簽訂將所應支付之貨款直接支付予貴行之承諾書，立約人並同意應以該款項優先償還本授信之本息。

If the Undersigned additionally submits orders or contracts from domestic traders purchasing merchandise for foreign sale or agreements of cooperation on foreign sale products or acceptance of commission to process foreign sale merchandise and other documents in application for drawdown, the Bank may demand that the Undersigned produce a letter of undertaking signed by the domestic payer of the abovementioned documents that the funds payable will be paid directly to the Bank. The Undersigned also agrees these funds shall be used to preferentially repay the principal and interest for the Credit Facility.

九、 立約人未另檢附出口信用狀、出口託收文件、訂單、契約、合約等書件申請動用者，同意在借款期限內以在貴行辦理出口押匯、出口託收或其他出口所得之款項優先償還本授信之本息。

In the event that the Undersigned has not submitted export letters of credit, export collection documents, orders, contracts, agreements and other documents in application for drawdown, the Undersigned agrees that, within the term of the loan, the funds obtained through export negotiation and export collection conducted through the Bank and other export earnings will be preferentially used to repay the principal and interest of the Credit Facility.

出口押匯 Export negotiations

一、 因立約人可於本授信額度(依貴行與立約人另行議定之「授信條件通知暨確認書」所載為準)內辦理押匯或貼現，依立約人所簽發或背書之押匯匯票及(或)出口單據，經雙方協議：凡本約定書中所載各條款，均應認為永久繼續有效，隨時適用，凡立約人所簽發或背書之押匯匯票及(或)單據，無論其為直接或經由他人向貴行押匯或貼現，均須遵守本約定書之約定，且每次押匯或貼現，除非經貴行要求，無須重新簽訂本契約。

As the Undersigned may conduct negotiation and discounts within the credit amount (as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned) according to the documentary drafts and (or) export documents issued or endorsed by the Undersigned, both parties agree: all the terms in this Agreement shall be deemed effective in perpetuity and applicable at any time, such that for any documentary drafts and (or) export documents issued or endorsed by the Undersigned, whether the Undersigned has the Bank conduct negotiation or discount directly or through a third party, the Undersigned must comply with the stipulations of this Agreement, and that, unless the Bank requests, there is no need to re-sign this Agreement for every negotiation or discount.

立約人為二人(含)以上時，本授信所有協議、承諾、義務及責任，均屬連帶責任，且無論基於法令或法理，任一借款人均不享有其他借款人關於負債、義務或責任所擔保之權利或賠償。

When the Undersigned number two or more persons, all agreements, pledges, liabilities and obligations for the Credit Facility are to be borne jointly and severally. No matter whether based on legislation or legal principle, no single

borrower enjoys rights or compensation guaranteed by the debts, liabilities and obligations of the other borrowers.

二、 立約人願提供向貴行申請押匯或貼現之貨運單據及其有關貨物予貴行為擔保品，以擔保貴行押匯立約人所簽發或背書之押匯匯票及(或)單據金額、利息及其有關一切費用。
The Undersigned agrees to provide to the Bank the shipping documents and other related merchandise as collateral in application for negotiation or discount, in order to indemnify the Bank for the amounts, interest and all related fees the Bank incurs in negotiating documentary drafts and (or) documents issued or endorsed by the Undersigned.

三、 立約人授權貴行或貴行之任何經理、或代理人、或上述匯票及(或)單據持有人，得將（但非必需之行為）該匯票及(或)單據擔保品投保所有保險，包括但不限於搶劫擄掠及岸上火災等險，所有保險費及有關費用均歸立約人負擔。貴行對擔保品享有優先受償權並得逕行處分擔保品以抵償貴行之債權及其他有關費用或其他第三人所代付之保險等有關費用，並且不影響貴行對其他票據債務人之請求權，同時貴行得照普通商家代理人之事例，代立約人辦理一切應辦事件，收取手續費，倘貴行對於該指定之碼頭或倉庫並無反對之表示，立約人當依照付款人或承兌人之指示，將貨物移放於公家或私人碼頭或倉庫。
The Undersigned authorizes (without requiring) the Bank or any manager or legal representative of the Bank or the holders of the aforementioned drafts and (or) documents to use the draft and (or) document as collateral to take out all any insurance, including but not limited to robbery and onshore fire insurance. All insurance fees and related expenses will be borne by the Undersigned. The bank has priority of compensation in relation to the collateral and may directly dispose of the collateral to offset the Bank's creditor's rights and other related fees or other insurance and related fees paid by a third party, without influencing the Bank's right to claim against other debtors of the negotiable instrument. Concurrently, the Bank may, observing general business agent practices, conduct all necessary matters on the Undersigned's behalf and take processing fees. The Undersigned shall move the merchandise to a public or private wharf or warehouse in compliance with the instruction of the payer or acceptor, unless the Bank otherwise object.

四、 立約人授權貴行或貴行之任何經理或代理人或上述匯票及(或)單據持有人，均可接受付款人附有條件之承兌；於票據到期日票款付清後，貴行得將隨同匯票及(或)單據作為擔保之附帶單據，交與付款人或承兌人。此種授權亦可適用於參加承兌，惟付款人於付款或承兌前已停止付款、或承兌前已停止支付、或宣告破產、或清理時，則應按照以下所載各款辦理。
The Undersigned authorizes the Bank or any manager or legal representative of the Bank or the holders of the aforementioned drafts and (or) documents to accept the conditional acceptance of the payer. After the payment of the negotiable instrument on maturity, the Bank may deliver subsidiary documents of the Bank the Bank may treat the accompanying drafts and (or) documents as subsidiary documents of the collateral and deliver the same to the payer or acceptor. This authorization is also applicable to participated acceptance, but in the event that the payer has ceased payment prior to payment or acceptance, or has stopped paying before acceptance, or has declared bankruptcy, or is in liquidation, then the relevant matters shall be handled according to the following provisions.

五、 立約人授權：凡經貴行或匯票及(或)單據承兌人或代表人認為適當，在匯票及(或)單據到期以前無論何時，貴行可將貨品分批交付與任何人（但非必需之行為），惟交付貨物之全部或一部分時，須收取相當金額，其金額應與發票上所開列之貨價、或與所擔保之票據所載金額成合理之比例；上述相當金額之解釋，由貴行認定之。
The Undersigned authorizes: If deemed appropriate by the Bank, the acceptor of a draft and (or) document, or other legal representative, the Bank is may (but is not obligated) to deliver the merchandise in multiple shipments to any other person, at any time prior to the draft and (or) document maturity. But in the event that all of the merchandise or a portion is delivered, an equivalent amount must be collected, and the amount must be in reasonable proportion to either the price indicated on the invoice or the amount shown on the guaranteed negotiable instrument; the interpretation of the aforementioned equivalent amount is at the Bank's discretion.

六、 立約人承認貴行對立約人所為之押匯或貼現為墊貸款行為而非屬買斷性質，貴行隨時保留對立約人之返還請求權。押匯匯票及(或)單據經貴行押匯或貼現後，倘因匯票及(或)單據或附屬單據與信用狀所規定條件不符、或其他理由而遭貴行之貼現行或通匯行拒絕處理、或受開狀銀行拒付、或貨物在交付或其他場合被發覺貨物之品質、數量等有差異等情事、或其他任何理由致遭對方拒收時，立約人願意負全責；一經貴行通知，隨時償付貴行匯票及(或)單據金額、利息(利率以押匯日貴行之外幣借款利率為準)與其他一切附隨費用。立約人並授權貴行：倘貴行或貴行之通匯銀行認為必要時，得不經通知立約人，貴行可向信用狀開狀銀行、或承兌銀行提出保證書，對此項保證，立約人願意負一切責任。
The Undersigned acknowledges that any negotiation or discount undertaken by the Bank for the Undersigned is an advance or loan in nature, not an outright purchase, and the Bank retains its right to claim repayment from the Undersigned at any time. The Undersigned agrees to be fully obligated in the event that the Bank's discount bank or correspondent bank refuses to process the documentary draft and (or) document following the Bank's negotiation or discount due to a discrepancy between the conditions stipulated on the letter of credit and the draft and (or) documents or subsidiary documents, or the issuing bank refuses to make payment, or a discrepancy in quality or quantity of the merchandise is discovered at the point of delivery or other venue, or the other party refuses to accept for any other reason. Upon notice by the Bank at any time, the Undersigned shall repay to the Bank the amounts, interest (calculated

at the Bank's foreign currency loan rate on the date of the negotiation), and any accompanying fees for the draft and (or) document. The Undersigned authorizes the Bank: to provide a letter of guarantee to the issuing bank or accepting bank, without notice to the Undersigned as the Bank or its correspondent bank deems necessary. The Undersigned agrees to bear full obligation for this guarantee.

七、 立約人授權貴行或貴行之任何經理、或代理人、或匯票及(或)單據持有人，於匯票及(或)單據提示而被承兌人拒絕承兌、或於匯票及(或)單據到期而被付款人拒絕交付、或在票據到期前，付款人或承兌人停止支付、或宣告破產、或採取清算步驟時，不論匯票及(或)單據是否已經承兌人附有條件承兌或絕對承兌，貴行均得將該匯票及(或)單據擔保品之全部、或一部分，按照貴行或票據持有人認為適當之方法，將其變賣，並將所得價款，除去通常手續費用及佣金外，以之支付該票款及其匯費，倘有餘額，得由貴行或票據持有人，以之清償立約人之其他票據（不論其有無擔保）、或對貴行之欠缺、或對貴行負有結算責任之其他方面欠缺。凡遇保險貨物發生滅失，立約人授權貴行得依照保險單取償，並扣除手續費用，與處分變賣其他貨物情形同，對其所餘淨額按照上開辦法加以處理。

The Undersigned authorizes the Bank or any manager or legal representative of the Bank or the holders of the drafts and (or) documents, such that in the event that the acceptor refuses the draft and (or) document upon presentation, or the payer refuses to make payment upon maturity of the draft and (or) document, or the payer or acceptor stops disbursement prior to maturity, declares bankruptcy, or undertakes liquidation measures, irrespective of whether the draft and (or) document has been conditionally accepted or accepted outright by the acceptor, then the Bank may sell all or a part of the draft and (or) document collateral by a method deemed appropriate by the Bank or the draft holder, and further use the proceeds to repay the amount of the draft and the remittance fee after deducting ordinary processing fees and commission fees. The Bank or draft holder may use any remaining balance to repay other negotiable instruments of the Undersigned (irrespective of whether there is collateral), or any amount owed to the Bank or any other unsettled obligation to the Bank. In the event that insured merchandise are lost, the Undersigned authorizes the Bank to collect the insurance compensation and process the balance, after deduction of processing fees, in similar fashion to the disposal and sale of other merchandise, in accordance with the above method.

八、 如遇匯票及(或)單據付款人於該匯票及(或)單據到期日請求貴行或貴行之代理銀行延緩付款，而貴行或貴行之代理銀行認為此項請求為合理時，得不經通知立約人，逕予同意延緩，立約人絕無異議。

In the event that, on maturity of a draft and (or) document, the payer of the draft and (or) document requests that the Bank or the Bank's correspondent bank to defer payment, and the Bank or the Bank's correspondent bank deems this request to be reasonable, the Bank or the Bank's correspondent bank may agree to the deferral without notice to the Undersigned and without objection from the Undersigned.

九、 倘押匯匯票及(或)單據因外來干預致不獲付款人承兌、不獲付款人或承兌人付款、或因當地法律規章或其他任何理由致使匯票及(或)單據無法付款，押匯款無從匯付貴行時，不論該項匯票與（或）附屬單據是否退還，一經貴行通知，立約人願意立即償付匯票及(或)單據金額、利息及隨附之一切費用，貴行如須增加擔保品，立約人亦願意提供，絕無任何異議。

In the event that, due to external interference, the documentary draft and (or) document is not accepted by the payer, or not paid by the payer or acceptor, or the draft and (or) document is unpayable due to local legislation or for any other reason, thereby negating remittance of the negotiated amount to the Bank, no matter whether the draft and (or) attached documents have been returned or not, then, the Undersigned agrees to immediately repay the amount, interest, and all accompanying fees of the draft and (or) document upon notice by the Bank. If the Bank must increase collateral, the Undersigned also agrees to provide the same without objection.

十、 倘因匯票及(或)單據付款人、信用狀開狀銀行、信用狀承兌行或信用狀保兌銀行無力償付債務，受破產宣告、查封、假扣押、假處分、拍賣等情事時、或因自請宣告破產或和解時，一經貴行通知，立約人願意償付貴行匯票及(或)單據或貼現金額、利息及隨附之一切費用。

If the draft and (or) document payer, the letter of credit issuing bank, accepting bank, or confirming bank, is unable to repay the debt and is declared bankrupt, attached, subject to provisional attachment or injunction, auctioned, or other such circumstances, or applies for bankruptcy or settlement of its own accord, then the Undersigned agrees to repay the Bank for the draft and (or) document or the discount amount, interest, and any and all accompanying fees immediately upon notice by the Bank.

十一、 如貨物變賣所得價款淨額不足以償付上開匯票及(或)單據所載金額（包括當時匯兌市價折合之損耗），茲授權貴行或貴行之任何經理、代理人或票據持有人，對於不足之數，得向立約人發出匯票及(或)單據取償，但不影響該不足之數向其他背書人之追索權。茲同意，凡貴行或票據持有人所出之帳單，即為變賣物已經受有損失之憑證，立約人於該項匯票及(或)單據提示時，當即如數照付。

If the net proceeds from sale of the merchandise are insufficient to repay the amounts shown on the above drafts and (or) documents (including the loss incurred through exchange rate settlement), then the Bank or any manager or legal representative of the Bank or the holder of the aforementioned draft and (or) document is authorized to obtain repayment of the deficiency from the Undersigned by presenting the said draft and (or) document; the move,

nevertheless, will not affect the Bank's recourse to other endorsers for such insufficiency. The Undersigned agrees that a bill issued by the Bank or the holder of the negotiable instrument in question shall be the certificate of the loss suffered in the sale of merchandise. The Undersigned shall immediately repay in full upon presentation of the said draft and (or) document.

十二、 不論變賣貨物之情事將否發生，茲授權貴行或貴行之任何經理、代理人或票據持有人，均得於匯票及(或)單據到期之前，接受付款人或承兌人付款之要求，並於付款後將提單及其他貨運單據等，交與付款人或承兌人，倘貴行或票據持有人准其提前支付時，並得按照票據支付地之通常利率，計算折扣。
Notwithstanding the occurrence of a sale of merchandise, the Undersigned authorizes the Bank or any manager or legal representative of the Bank or holder of a negotiable instrument to accept the demand by the payer or the acceptor to deliver to the payer or the acceptor the bill-of-lading or other relevant transport documents after receipt of payment before the draft and (or) document maturity. In the event that the Bank or the holder of the negotiable instrument allows payment in advance, the discount may be calculated according to the normal rate at the place of negotiable instrument payment.

十三、 立約人未依約清償墊貸款或支付各種費用時，應依本約定書相關規定計付遲延利息及違約金。
In the event that the Undersigned has not repaid the advance or loan or various fees as agreed, the Undersigned shall pay default interest and penalty calculated according to the relevant stipulations in this Agreement.

十四、 倘係承兌後交付貨運單據之匯票及(或)單據，立約人授權貴行，將隨附該匯票及(或)單據作為擔保品之貨運單據，於承兌人承兌該匯票及(或)單據後得交與承兌人，在此情形之下，倘因該匯票及(或)單據到期而承兌人不予付款或僅部分付款，則凡因此而發生之後果，均由立約人負其責任。立約人當將該匯票及(或)單據所欠之全部款項，或一部分款項，及因此而增加之匯票及(或)單據及手續費如數償還貴行，並擔保貴行不因此受任何損害。
In the event of a document against acceptance (D/A) arrangement, the Undersigned authorizes the Bank to use the accompanying draft and (or) document as a certificate of collateral and hand over the same to the acceptor upon the acceptance of the said draft and (or) document. If the acceptor does not pay the amount due or pays only a portion of the amount due upon expiry of the said draft and (or) document, the Undersigned is obligated for any resulting consequences. The Undersigned shall repay the Bank in full for all or part of the draft and (or) document, as well as any additional draft and (or) document and processing fees that have thus resulted. The Undersigned shall also further indemnify the Bank for any damage.

十五、 倘匯票及(或)單據付款人拒絕承兌或付款、或匯票及(或)單據到期前擔保品業已運抵目的港口，立約人授權貴行或貴行之通匯行辦理該匯票及(或)單據擔保品之卸貨、報關、存倉、保險等貴行或貴行之通匯行認為維護此等貨品必要之任何措施。辦理上項措施所發生之有關費用，以及卸貨、報關、存倉、保險等各從業人員之過失，或因戰爭、天災或其他不可抗力因素所引起之任何損害，悉歸立約人負擔。
In the event that the draft and (or) document payer refuses to accept or pay, or the collateral has arrived in the destination port before the draft and (or) document matures, the Undersigned authorizes the Bank or the Bank's correspondent bank to handle unloading, customs declaration, warehousing, and insurance for the draft and (or) documentary collateral and any measures the Bank or the Bank's correspondent bank deem necessary for the maintenance of the merchandise. Related expenses that occur as a result of the above measures, as well as the errors of personnel engaged in unloading, customs declaration, warehousing, or insurance, or any damage caused by war, natural disaster or any other force majeure factors, shall be solely borne by the Undersigned.

十六、 立約人授權貴行或貴行之通匯行，以貴行或貴行之通匯行認為適合之任何方法寄送押匯匯票與(或)附屬單據。
The Undersigned authorizes the Bank or the Bank's correspondent bank to deliver the documentary draft and (or) subsidiary documents according to any manner deemed appropriate by the Bank or the Bank's correspondent bank.

十七、 倘押匯匯票（或）附屬單據在寄送過程中毀損或滅失、或視為毀損或遺失，或因誤送等意外情事，導致遲延寄達付款地時，得不必經任何法律手續，一經貴行通知，立約人願意根據貴行留存之記錄重新提示相關匯票及(或)單據予貴行；或隨貴行之指示，立即償付貴行匯票及(或)單據金額，以及隨附之一切費用。
In the event that the documentary draft (or) subsidiary documents are damaged or lost during delivery, or deemed as damaged or lost, or delayed in delivery to the place of payment due to emergent situations such as mis-delivery, then the Undersigned agrees, upon notice by the Bank without need for any legal procedure, to re-present the relevant drafts and (or) documents to the Bank according to the records filed by the Bank. Following the Bank's instruction, the Undersigned agrees to immediately repay to the Bank the amount of the draft and (or) document and all accompanying expenses.

十八、 倘因匯票及(或)單據有瑕疵而導致貴行發生損害時，無論任何理由，立約人願意償付貴行因此而蒙受之損害。立約人在匯票及(或)單據或其他任何單據上所簽蓋之簽章或所寫文字，貴行並無辨識真偽之責，若該等簽章或文字係偽造、變造或被盜用，立約人仍應負責，並償付貴行因此所受之損害。
In the event that a flaw in the draft and (or) document causes the Bank to suffer damage, then, no matter what the

reason, the Undersigned agrees to compensate the Bank for the damage suffered. The Bank is not obligated to verify the authenticity of the signature or seal of the Undersigned on the draft and (or) document or any words written on the draft and (or) document. If the signature or seal or words written are forged, altered or used fraudulently, the Undersigned shall bear responsibility and shall nevertheless compensate the Bank for loss suffered.

十九、 倘因押匯匯票及(或)單據所應具備之要項欠缺，以致匯票及(或)單據債權不成立，或因時效、手續欠全而導致匯票及(或)單據債權消滅時，立約人仍應償付貴行匯票及(或)單據票面金額，連同匯票及(或)單據期滿前後孳生之利息,以及附隨之一切費用。
Notwithstanding if the documentary draft and (or) document lacks crucial requirements, resulting in the failure to establish creditor's rights to the draft and (or) document, or negative prescription or a procedural defect results in the extinction of the creditor's rights in the draft and (or) document, the Undersigned shall nevertheless repay to the Bank the face amount of that draft and (or) document, as well as any interest accrued before or after maturity and all accompanying expenses.

二十、 凡因貴行所雇用之居間人或拍賣行之違約行為而發生之結果，貴行對於立約人並不負任何責任。
For any outcome that occurs due to acts in violation of the agreement by a broker or auctioneer employed by the Bank, the Bank does not bear any liability towards the Undersigned.

開發國外信用狀 Issuance of International Letters of Credit

一、立約人按貴行核定信用狀成數依約定自備保證金委請貴行開發國外信用狀及墊付外幣貨款（以下簡稱墊款）或承兌或申請進口託收項下擔保提貨副提單背書或借款等，本授信額度、額度使用期間、動用方式及開狀手續費均依貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。
When the Undersigned, based on the credit level approved by the Bank beforehand, prepares a margin and requests the Bank to issue an international letter of credit or advance a foreign currency loan (hereinafter termed the advance), or accept, or apply for shipping guarantee or duplicate bill-of-lading endorsement under import collection, or take out a loan, the amount of the Credit Facility and its term of use, mode of drawdown and issuance, are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned

二、本授信額度使用期間內開發之信用狀，其匯票及(或)單據到期日縱在前述期限之後，仍委請貴行運予承兌、付款，立約人仍願依本約定書之約定，負連帶清償責任。
In the event that the Undersigned requests that the bank accept or pay drafts and (or) documents of a letter of credit that matures after the credit term in which a letter of credit was issued, the Undersigned agrees to bear joint and several liability according to the stipulations of this Agreement.

三、立約人每次向貴行申請開發國外信用狀時，應逐筆填具「開發信用狀申請書」及貴行要求之文件，本項授信餘額之認定，立約人均同意以立約人所出具之「開發信用狀申請書」所載金額或貴行之相關傳票、帳簿記載之金額為準。
Every time the Undersigned applies to the Bank to issue an international letter of credit, the Undersigned shall fill in and submit an "Issuance of L/C Application" as well as documents required by the Bank for each letter of credit. The Undersigned agrees that the amount shown on the Issuance of L/C Application submitted by the Undersigned or the amount shown on the Bank's relevant slips or accounts shall be confirmation of the credit balance.

四、立約人承認每筆「開發信用狀申請書」所載信用狀金額與已結匯金額之差額為貴行墊款之金額，並同意以「開發信用狀申請書」或貴行有關文件為其憑證。
The Undersigned acknowledges that the difference between the letter of credit amount as shown in the Issuance of L/C Application and the settlement amount is the amount of the Bank's advance. The Undersigned further agrees to treat the Issuance of L/C Application and related documents of the Bank as certification.

五、立約人申請開發國外即期信用狀時，立約人應於每筆信用狀項下之貨運單據寄達並經貴行通知後五日內將每筆墊款清償並支付利息及相關費用，但有下列各款情形之一者，其清償期限如下：

（一） 貨品運到而貨運單據尚未寄達，需要申請擔保提貨時，立約人應即清償貨款並先付七日之利息，申請以副提單背書方式提貨時亦同。

（二） 如貨品係分批裝運時，立約人應按分批貨運單據金額與該筆信用狀金額之比例，先行償還貴行部分貨款。

When the Undersigned applies for the issuance of an international sight letter of credit, the Undersigned, within five days of the arrival of transport documents under each letter of credit as notified by the Bank, repay each advance with interest and related fees; except that in any of the following circumstances, the repayment method is as follows:

(1) When merchandise arrives without transport documents and the Undersigned needs to apply for a shipping guarantee, the Undersigned shall immediately repay the loan and seven days of interest. The same shall apply when applying for a duplicate bill-of-lading endorsement.

(2) If the merchandise is shipped in batches, the Undersigned shall make partial repayment in advance of the Bank's advance according to the amount in each batch transport document in proportion to the amount of the letter of credit.

六、每筆信用狀項下之墊付或承兌之期限最長不得超過貴行核准之天數，並以每筆匯票及(或)單據到期日或貴行通知之到期日為每筆債務之清償日期。

The maximum period of an advance or acceptance for each letter of credit shall not exceed the number of days approved by the Bank. The repayment date of each debt is the date of maturity of each draft and (or) document or as notified by the Bank.

七、本授信之每筆墊貸款在前條所訂應清償之期限內還款者，應自貴行實際墊貸款日(載有授權扣帳條款之信用狀為貴行存同行之扣帳日；無授權扣帳條款之信用狀為貴行作帳及發送付款電文之日)起至前條所訂之清償日止，按貴行通知之利率計付利息，貴行並得依照外匯交易中心所訂外匯業務授信利率或貴行借入外匯資金成本加碼利率隨時調整之。

For advances and loans under the Credit Facility repaid before the repayment deadline as defined by the previous provision, the Undersigned shall pay interest calculated at a rate notified by the Bank for a period starting from the Bank's actual advance or loan date (which is the date of the deduction if the letter of credit contains a provision authorizing deduction and the date of the Bank's book-entry and issuance of payment notification if the letter of credit does not contain a provision authorizing deduction), and terminating on the repayment date defined in the previous provision. The Bank may also adjust the rate at any time by imposing a premium on the foreign exchange credit rate set by the Foreign Exchange Trading Center or the Bank's foreign exchange borrowing cost.

八、立約人最遲應於每筆墊貸款到期日，將外幣墊貸款本息按償還當時貴行指定或雙方議定之匯率折算新臺幣清償，或按立約人另向貴行所訂立預購遠期外匯契約之約定匯率折合新臺幣償付貴行，或以原幣償付貴行。如到期不履行，而外幣墊貸款對新臺幣匯率有變動時，其匯率風險概由立約人負擔。

立約人倘不依約定期限及方法償還墊貸款時，貴行得逕將本息及相關費用一併以轉換日貴行掛牌賣匯匯率折換為新臺幣列帳，立約人對前開轉換日、匯率數額等均無異議。但貴行並無轉換之義務。

The Undersigned shall repay the principal and interest on each foreign currency advance or loan no later than maturity in TWD converted at a rate set at the time of repayment by the Bank or negotiated by both parties or the rate in a contract for forward buying foreign exchange forwards the Undersigned otherwise signed with the Bank, or in the original currency. In the event of nonperformance upon maturity, or the foreign currency-TWD exchange rate has changed, the Undersigned is solely liable for the risk.

In the event that the Undersigned does not repay the advance or loan by the agreed deadline and in the agreed manner, the Bank may unilaterally account for the principal and interest and related fees at the Bank's posted foreign exchange selling rate on the date of conversion, without objection from the Undersigned concerning the above date of conversion or rate and amount. Nevertheless, the Bank does not have the obligation of conversion.

九、本項授信各筆信用狀項下貴行墊付之匯票及(或)單據款項，得由立約人出具「動用申請書」，申貸新臺幣短期性放款委請貴行逕將款項抵償之，並以本約定書為借款之證明，不另立契據，且願遵守下列約定：

（一） 貸放期間及利率依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。

（二） 貸放日期縱在本授信額度使用期間之後或(及)逾信用狀有效期限仍得辦理。

For the draft and (or) document amounts advanced by the Bank under each letter of credit in the Credit Facility, the Undersigned may submit a "Drawdown Application" or other written certificate and draw a short-term TWD loan and request that the Bank offset the payment. The Undersigned shall also treat this Agreement as certificate for the loan without otherwise making an agreement, and agrees to comply with the following stipulations:

(1) The term and rate of the loan are as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned.

(2) The loan may be taken out even if the loan date postdates the credit term and (or) the period of validity of the letter of credit.

十、 本項授信各筆信用狀項下貴行墊付之匯票及(或)單據款項，立約人得於「開發信用狀申請書」委請貴行撥貸外幣短期性放款逕將款項抵償之，並以本約定書及「開發信用狀申請書」為借款之證明，不另立契據，貸放期間及利率依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準，貸放日期縱在本授信額度使用期間之後或(及)逾信用狀有效期限仍得辦理。

For amounts of drafts and (or) documents advanced by the Bank under each letter of credit for the Credit Facility, the Undersigned may in the Issuance of Letter of Credit Application request that the Bank extend a short term foreign currency loan to make it up, and will treat this Agreement and the Issuance of Letter of Credit Application as the certificate of the loan, without an additional agreement. The period and rate of the loan are as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned. The loan may be taken out even if the loan date postdates the credit term and (or) the period of validity of the letter of credit.

十一、 立約人委請貴行所開發信用狀項下之匯票及其附屬單據等，如經貴行審查認為在表面上與信用狀條件尚屬符合而承兌或付款後，立約人願即依期照付，前述匯票單據等縱在事後證實其為非真實或屬偽造、變造或有其他瑕疵（包括貨物品質或數量與單證不符等情事），概與貴行無涉，立約人絕不以任何理由為抗辯而拒付之。

In the event that upon review the Bank deems that the draft and all related documents under the letter of credit issued at the Undersigned's request by the Bank conform to the terms and conditions set forth in the letter of credit and proceeds to accept or pay, the Undersigned shall pay by the repayment date. Notwithstanding if the aforementioned draft and documents are subsequently proven fallacious or forged, altered or flawed in other respects (including, without limitations, where the product quality or quantity deviates from what is shown on the documents), the Bank shall not be responsible. and the Undersigned shall not, for any reason, make objection and refuse payment.

十二、 立約人於本約定書每筆信用狀項下貨運單據寄達後，未即辦理報關提貨手續以致貴行遭受任何損失時，經貴行以合理期間通知或催告後，其墊貸款得視為全部到期，貴行得以到期日起折算之新臺幣求償，或為保全債權，得代向海關報關提貨，並得拍賣或自由處分（包括處分方法、價格及時間等）所進口之貨品以抵償對貴行所負之一切債務及因處分所支出之一切費用及損失（包括報關提貨所支付之稅捐運輸等費用），不足抵償之部分立約人仍應連帶負責清償。(本款為個別商議條款)

After delivery of the transport documents for each letter of credit pursuant to this Agreement, in the event that the Undersigned does not handle customs clearance and take delivery, thereby causing the Bank to suffer a loss, the Bank may, after a reasonable period of notification and warning from the Bank, deem the advance or loan as due and payable, and seek repayment from the due date. The Bank may alternatively, in order to guarantee its creditor's right, handle the customs declaration and clearance on the Undersigned's behalf, and may auction or freely dispose (including the manner, price, and time of the disposal) the imported merchandise to offset the Undersigned's debts to the bank and all fees and losses due to the disposal (including taxes and transport and other fees paid in customs declaration and clearance). For any insufficiency, the Undersigned shall remain jointly and severally liable for repayment (individually negotiated provision).

十三、 貴行應立約人之申請而簽署之信用狀項下或進口託收項下之擔保提貨書或副提單背書，其上所列之貨品、規格、單價、總金額及提貨條件與嗣後寄達之貨運單據不符時，立約人均願按寄達貴行之貨運單據所列條件負責辦理補繳餘額、票據承兌、付款及其他一切手續。倘因貴行簽署之單據與寄達之單據內容不符而致貴行遭受任何損失時，立約人願付一切賠償之責。該擔保提貨或副提單背書切結書所載內容視同本約定書之附件，立約人均願遵守。

If the Bank signs a shipping guarantee or endorses a duplicate bill-of-lading at the Customer's application for letter of credit or import collection purposes, the product name, format, unit price, total amount, or delivery conditions listed thereupon deviate from the later arriving transport documents, the Undersigned agrees to make up the balance and handle negotiable instrument acceptance, payment and all other tasks in accordance with the conditions listed in the transport documents delivered to the Bank. In the event that a document signed by the Bank deviates from the content of the delivered document such that the Bank suffers any loss, the Undersigned agrees to all liability for compensation. The contents of the declarations for the letter of guarantee and endorsed countersigned bill-of-lading are deemed an appendix to this Agreement, which the Undersigned agrees in all cases to comply with.

十四、 立約人願提供本授信下各筆信用狀所載貨運單據、採購物資與另行提供之擔保物設定質權，做為各筆信用狀項下墊貸款等債務之擔保，並以本約定書為提供擔保之證明。立約人同意自貴行開發信用狀之日起至採購物資運達之時止，貴行取得有關該採購物資之全部提貨憑證（如輸入許可證及有關提貨單據等）之權利質權，並自採購物資運達之時起即由貴行取得該項物資之動產質權。

The Undersigned agrees to provide all transport documents and purchased merchandise shown on each letter of credit under the Credit Facility, and all other collateral to create pledges, as a security for the advance or loan liabilities under each letter of credit. This Agreement constitutes the certificate of the provision of that security. The Undersigned agrees that from the day of issuance of the letter of credit by the Bank to the time when the purchased merchandise is delivered, the Bank secures a pledge of rights to all bills of lading (such as import permits and relevant delivery orders) concerned with the purchased merchandise. The Undersigned also agrees that from the time when the purchased merchandise is delivered, the Bank immediately obtains a pledge in the merchandise.

十五、 每筆信用狀項下之貨品，如經貴行要求，立約人願就保險種類及保險條件事先徵得貴行同意。貨品價格條件應由買方投保者如 FOB、FAS 或 C&F 等條件進口時，並應以貴行為優先受益人投保足額後，將保險單正本及保費收據副本交付貴行收執，貴行認為必要時，並得通知立約人加保其他保險，投保所需一切費用，概由立約人負擔。立約人如遲不辦理投保，或保險到期未辦續保手續，貴行有權代為辦理，但並無代為投保之義務，如投保所需費用由貴行先行墊付，立約人願立即償還，若有遲延，立約人願依本約定書規定計付遲延利息及違約金。

Concerning the merchandise under each letter of credit, if requested by the Bank the Undersigned agrees to obtain prior approval from the Bank for insurance types and insurance and conditions. Concerning the pricing conditions of the merchandise, in the event that the merchandise shall be imported according to FOB, FAS, C&F, or similar terms where the buyer takes out insurance, the Undersigned shall procure adequate coverage for the merchandise, name the Bank as preferential beneficiary, and provide the originals of the insurance policy and a copy of the insurance premium invoice to

the Bank for safekeeping. When the Bank deems necessary the Bank may also direct the Undersigned to add other kinds of insurance coverage. The Undersigned shall bear all expenses required for the coverage. If the Undersigned delays in insuring or fails to renew the policies, the Bank has the right, but not the obligation, to advance funds for the insurance premium or any other expenses on the Undersigned's behalf. The Undersigned agrees to immediately repay any funds advanced by the Bank. In the event of a delay, the Undersigned shall be liable for any default interest and penalties, to be calculated as stipulated by this Agreement.

十六、 每筆信用狀項下貨運單據到達通知書如未列明單據之瑕疵，但立約人表示該單據有瑕疵，委請貴行代為向國外押匯行交涉時，如交涉不成，貴行不負任何責任，立約人仍願依本約定書之規定負責清償墊貸款本息及其所產生之一切費用，如有損及貴行權益，仍由立約人連帶負責清償。

If the notice of the arrival of the transport document under each letter of credit does not list flaws in the document, but the Undersigned indicates that the document is flawed and requests that the Bank intervene on its behalf with a foreign negotiating bank, then if the intervention is unsuccessful, the Bank bears no obligation, and the Undersigned nevertheless agrees to repay as stipulated by this Agreement the principal and interest of the advance or loan and all related expenses. If the Bank's rights and interests are compromised, the Undersigned remains jointly and severally liable.

十七、 因非可歸責於貴行之事由，致本授信下信用狀因傳達機關傳遞中發生之錯誤或遲延，或專門術語解釋上之錯誤，及單證、或單證所載貨品、或貨品之品質或數量或價值等有全部或一部滅失或遲延或未抵達交貨地，以及貨物無論在運輸中或運抵後，或因為短保險或保額不足、或因任何第三人之阻滯或扣留，及其他因素等情事，以致喪失或損害時，均與貴行無涉。在以上任何情形下，該信用狀款項仍由立約人全額照付。

So long as it is not attributable to the fault of the Bank, the Bank shall not be responsible for any error or delay during the transmission of the letter of credit issued pursuant to this Agreement by the transmission agency, any error in interpreting any technical terminology in the letter of credit, any loss or delay or failure to arrive at the place of delivery of documents or merchandise shown on documents or the quality or quantity or value of the merchandise, any loss or damage that occurred during their transportation or subsequent to their arrival at the place of delivery resulting from the insufficiency of the insured amount or the lack of insurance, any hindrance or detention by a third party or for any other reasons. Notwithstanding the occurrence of any of the above circumstances, the Undersigned shall pay the full amount under that letter of credit.

十八、 每筆信用狀項下所採購之貨品，如因信用狀受益人或售貨人不履行契約、交貨遲延或有瑕疵，或因其他不可抗力之事變致發生損失時，或有保險公司拒絕理賠或理賠不足或延宕賠款等情形時，均由立約人負擔。如信用狀逾有效期限三週時，貴行得逕行註銷，俾就退匯之款項抵償本約定書之墊貸款。

For the merchandise purchased under each letter of credit, if the beneficiary or seller of the letter of credit do not perform, if there is a delay in delivery or if the letter of credit is flawed, or damage is suffered due to force majeure events, or the insurance company refuses indemnity payment or indemnity payment is insufficient or payment is delayed, the Undersigned shall bear all responsibility. In the event that a letter of credit is three weeks past its expiry date, the Bank may cancel it, and use the returned remittance to offset the advances or loans pursuant to this Agreement.

十九、 立約人委請貴行以三角貿易方式開發之信用狀融資，仍適用本約定書各有關條款之約定。

The stipulations of relevant provisions in this Agreement still apply to a letter of credit financing issued in a triangular trade arrangement by the Bank at the Undersigned's request.

綜合額度 Overall Limit

一、 綜合額度係指貴行對立約人於約定授信用途內各項授信之最高額度。在綜合額度內，貴行得依個別授信用途另訂單項額度，載明於本約定書各相關部份，為各該授信項目之最高額度。各單項授信額度之總和，得超過綜合額度，惟立約人實際動用時，倘擬動用之金額與已動用之授信本金餘額合計，已超過綜合額度者，雖未超過該擬動用之單項額度，仍應受綜合額度之限制，不得逾限動用。

The overall limit is the maximum amount of the credit lines extended by the Bank to the Undersigned for the agreed-upon purposes. Within the overall limit, the Bank may establish individual credit lines for individual credit purposes, as set forth in the relevant portions of this Agreement, and set limits for the individual credit lines respectively. The aggregate sum of these individual credit limits may exceed the overall limit; however, at each actual drawdown, if the amount that has already been drawn by the Undersigned previously, together with the amount being drawn at the time, exceeds the overall limit, then notwithstanding that the amount drawn at the time does not exceed the individual credit limit, it shall remain subject to the overall limit, and may not be drawn down in excess of the total limit.

二、 立約人得在綜合額度及各單項額度內循環動用，額度動用涉及幣別轉換者，本授信額度之計算，概依動用時貴

行所訂或雙方議定匯率折算之。如涉及匯率變動或其他原因致使動用金額超過單項授信額度或本項授信額度時，其超逾部分立約人仍應負連帶清償責任。
The Undersigned may draw credit in a revolving fashion within the overall limit and the individual credit limits. If the amounts drawn involve foreign currency conversion, the calculation of the Credit Facility will be based on the prevailing exchange rates set forth by the Bank or negotiated by both parties at the time of the drawdown. If a change in the exchange rate or another reason causes the amount drawn to exceed the individual credit limit or the limit for the Credit Facility, the Undersigned shall remain jointly and severally liable to repay the excess portion.

三、本授信額度、額度循環使用期間及其他授信條件，除其他授信契據或相關文件另有約定者外，均依照貴行與立約人另行議定之「授信條件通知暨確認書」所載為準。
The credit amount, the period of revolving use and other credit conditions are all as shown in the Notification and Confirmation of Credit Conditions, which the Bank will otherwise negotiate with the Undersigned, unless otherwise stipulated by other credit contracts or related documents.

四、本授信於循環使用期間內動用，其清償期縱在該使用期間之後，立約人仍願依本約定書約定負連帶清償責任。
When the Credit Facility is drawn down during the period of revolving use, notwithstanding the date of repayment is after the period of use, the Undersigned still agrees to be jointly and severally liable as stipulated by this Agreement.

五、動用本授信時，應由立約人向貴行提出貴行認可之動用相關申請書類及各相關文件，於貴行同意後始得動用，每筆授信期間依申請書之記載為準。各項申請書、文件等均視為本約定書之一部分，與本約定書具同等效力。
When drawing down the Credit Facility, the Undersigned shall present to the Bank relevant drawdown applications recognized by the Bank and related documents and may drawdown after the Bank's approval, and the period of each credit line is as shown in the application. Applications and documents are all deemed as part of this Agreement, possessing the same effect as this Agreement.

六、本授信之借款由貴行撥入立約人與貴行往來帳戶，或撥付立約人指定用途，即視為收到借款。
In the event that the Bank disburses a loan into an account opened by the Undersigned at the Bank, or in the event that the Bank disburses a loan in the manner designated by the Undersigned, the Undersigned shall be deemed to have received the loan.

七、立約人最遲應於每筆墊貸款到期日，將外幣墊貸款本息按償還當時貴行指定之匯率折算新臺幣清償，或按立約人另向貴行所訂立預購遠期外匯契約之約定匯率折合新臺幣償付貴行，或以原幣償付貴行。如到期不履行，而墊貸款對新臺幣匯率有變動時，其匯率風險概由立約人負擔，貴行並得逕將本息及相關費用一併以轉換日貴行掛牌賣匯匯率折換為新臺幣列帳，立約人並同意對前開轉換日、匯率及數額等均無異議，惟貴行並無轉換之義務。
The Undersigned shall repay the principal and interest on each foreign currency advance or loan no later than maturity in TWD converted at a rate set at the time of repayment by the Bank or negotiated by both parties or the rate in a contract for forward buying foreign exchange forwards the Undersigned otherwise signed with the Bank, or in the original currency. In the event of nonperformance upon maturity, or the foreign currency-TWD exchange rate has changed, the Undersigned bears the risk alone. In the event that the Undersigned does not repay the advance or loan by the agreed deadline and in the agreed manner, the Bank may unilaterally account for the principal and interest and related expenses at the Bank's posted foreign exchange selling rate on the date of conversion, without objection from the Undersigned concerning the above date of conversion or rate and amount. Nevertheless, the Bank does not have the obligation of conversion.

八、本授信餘額之認定，立約人均同意以立約人所出具之各「動用申請書」、「開發信用狀申請書」、「票據」等所載金額或貴行之相關傳票、帳簿記載之金額為準。
For the determination of the credit balance, the Undersigned all agree to the amount shown on the Drawdown Application, Issuance of Letter of Credit Application, negotiable instruments submitted by the Undersigned or as shown on the Bank's slips or account books.

參、其他特約條款(Other Special Provisions)

一、立約人委任並授權貴行得免憑立約人之存摺及取款條或支票，利用自動化設備或由貴行任一有權簽章人員簽發存款支出憑證，逕自立約人開設於貴行 活期 存款第 0657-940-015666 號帳戶、外匯活期存款第 0657-879-509666 號帳戶自動轉帳取償本借款之有關債務及費用（包括本金、利息、違約金、手續費、額度作業費、信保基金手續費、保險費、貴行本借款債權之費用等），其處理方式悉依貴行有關規定辦理，於全部債務清償完畢前，非經貴行同意，立約人不得任意終止、撤回或限制授權，亦不將前開存款帳戶結清，並以本約定書為授權之證明。

The Undersigned delegates and authorizes that the Bank may, by automated equipment or any personnel at the Bank with signing authority, issue a deposit expense slip and automatically transfer funds from _demand_ deposit account no. 0657-940-015666 or from _foreign currency_ deposit account no. 0657-879-509666 opened by the Undersigned at the Bank in repayment of related debts and expenses and fees (including principal, interest, penalties, processing fees, credit facility operating fee, SMEG service fee, insurance fees, fees in the execution of the creditor rights), without the Undersigned's bank book, withdrawal slip or check. The processing is to be conducted according to Bank regulations. Before all liabilities have been repaid in full, the Customer may not willfully terminate, withdraw or limit the authorization without the agreement of the Bank, and may not close the above accounts. This Agreement shall be deemed certification of said authorization.

二、立約人同意於貴行設立之備償專戶（即活期存款第____________號帳戶）所收款項，係作為立約人對貴行一切債務之擔保，非經貴行同意不得動用該款項。
貴行得依留存印鑑逕行轉帳抵償立約人結欠貴行之一切債務，抵償之金額、順序、日期及方法悉由貴行決定。另貴行亦得轉帳存入立約人於貴行所開立之____________存款第____________號帳戶，但貴行並無代辦義務。

The Undersigned agrees that funds deposited in the dedicated reserve account established at the Bank (namely, Demand Deposit account no. _____) serve as security for all the Undersigned's liabilities to the Bank. Without approval from the Bank, the Undersigned may not draw on these funds.

The bank may unilaterally employ the Undersigned's seal or signature specimen the Bank keeps on file to transfer funds to offset all liabilities owed by the Undersigned to the Bank. The amount to be offset, and the order, date and manner are all at the Bank's discretion. The Bank may also transfer into the Undersigned's _____ deposit account no. at the Bank; nevertheless, the Bank does not have the obligation to do so on the Undersigned's behalf.

三、立約人同意向貴行申請於支票存款第__________號帳戶陸續透支借款，餘依本約定書之【貳、各項授信特約條款】之(擔保)透支規定辦理。

The Undersigned agrees to apply to the Bank for multiple overdraft borrowing from checking account no.________. The balance is to be handled according to the (Secure) Overdraft stipulations in II. Special Credit Line Provisions.

四、 其他約定(Other stipulations):

五、 個別商議條款(Individually negotiated provisions)

立約人特此聲明已於合理期間審閱上開全部條款，尤其對【壹、共通條款】：第五條第一項第六、七、八款及第二項第五款、第六條、第十六條，【貳、各項授信特約條款】：墊付國內票款第六條、委任保證第六條、委任承兌(保證)票據第五條、開發國外信用狀第十二條，經雙方個別商議後，立約人完全充分瞭解內容並同意後蓋章。

The Undersigned hereby declares that it has spent a reasonable period of time reviewing all of the above provisions, in particular:

under I. General Provisions: No. 5, paragraph 1, subparagraphs 6, 7, and 8, and paragraph 2, subparagraph 5, no. 6, and no. 16;

under II. Special Credit Line Provisions:

No. 6 on Advances on Domestic Negotiable Instruments;

No. 6 on Bank Guarantee;

No. 5 on Bank Acceptance (Guarantee) of Negotiable Instruments;

No. 12 on Issuance of International Letters of Credit;

such that upon individual negotiation between both parties, the Undersigned fully and wholly understands the contents and stamps his/her steal after approval.

借 款 人(BORROWER)：美超微電腦股份有限公司(SUPER MICRO COMPUTER, INC. TAIWAN)

(留存印鑑(filed signature/company seal specimen))

連帶保證人(JOINT GUARANTOR)：____________________

(留存印鑑(filed signature/company seal specimen))

連帶保證人(JOINT GUARANTOR)：____________________

(留存印鑑(filed signature/company seal specimen))

連帶保證人(JOINT GUARANTOR)：____________________

(留存印鑑(filed signature/company seal specimen))

連帶保證人(JOINT GUARANTOR)：____________________

(留存印鑑(filed signature/company seal specimen))

連帶保證人(JOINT GUARANTOR)：____________________

(留存印鑑(filed signature/company seal specimen))

此致
玉山銀行

To E. SUN Bank:

立約人聲明已於合理期間審閱上開全部條款內容並已充分瞭解，承諾簽訂本授信總約定書，簽章於下：
The Undersigned declares that he/she has reviewed the contents of all the above terms for a reasonable length of time and fully and wholly understands the contents and consents to enter into this General Credit Agreement, the Signature/Seal whereof follows:

本約中英文版本文義如有歧異，以中文版本為準。
In case of any discrepancy between the English translation and the original Chinese version, however, the Chinese version shall prevail.

借 款 人(BORROWER)：美超微電腦股份有限公司 （簽章 Signature/Seal）

統一編號(Tax ID number)：12729477

地 址(Address)：新北市中和區建一路 150 號[illegible]樓

負 責 人(Responsible Person)：許春來

簽立日期：中華民國 年 月 日
(Date of Contract: Year (ROC) /Month /Day)

對保人欄
簽名：
日期： 年 月 日
時間： 時 分
地址：

連帶保證人(JOINT GUARANTOR)： （簽章 Signature/Seal）

統一編號(Tax ID number)：

地 址(Address)：

簽立日期：中華民國 年 月 日
(Date of Contract: Year (ROC) /Month /Day)

對保人欄
簽名：
日期： 年 月 日
時間： 時 分
地址：

連帶保證人(JOINT GUARANTOR)： （簽章 Signature/Seal）

統一編號(Tax ID number)：

地 址(Address)：

簽立日期：中華民國 年 月 日
(Date of Contract: Year (ROC) /Month /Day)

對保人欄
簽名：
日期： 年 月 日
時間： 時 分
地址：

連帶保證人(JOINT GUARANTOR)： (簽章 Signature/Seal)

統一編號(Tax ID number)：

地　址(Address)：

簽立日期：中華民國　年　月　日

(Date of Contract: Year (ROC) /Month /Day)

對保人欄
簽名：
日期：　年　月　日
時間：　時　分
地址：

連帶保證人(JOINT GUARANTOR)： (簽章 Signature/Seal)

統一編號(Tax ID number)：

地　址(Address)：

簽立日期：中華民國　年　月　日

(Date of Contract: Year (ROC) /Month /Day)

對保人欄
簽名：
日期：　年　月　日
時間：　時　分
地址：

連帶保證人(JOINT GUARANTOR)： (簽章 Signature/Seal)

統一編號(Tax ID number)：

地　址(Address)：

簽立日期：中華民國　年　月　日

(Date of Contract: Year (ROC) /Month /Day)

對保人欄
簽名：
日期：　年　月　日
時間：　時　分
地址：

連帶保證人(JOINT GUARANTOR)： (簽章 Signature/Seal)

統一編號(Tax ID number)：

地　址(Address)：

簽立日期：中華民國　年　月　日

(Date of Contract: Year (ROC) /Month /Day)

對保人欄
簽名：
日期：　年　月　日
時間：　時　分
地址：

印鑑留存約定書(Seal/Signature Specimen Filing Agreement)

<table>
<tr><td colspan="2">立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。
For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ____ effective seals/signatures, and □ 1 seal/signature or □ ____ seals/signatures is/are required.</td><td>核章</td></tr>
<tr><td rowspan="5">留存印鑑 (Signature/Seal)</td><td rowspan="5"></td><td></td></tr>
<tr><td>經辦</td></tr>
<tr><td></td></tr>
<tr><td>註銷日期/人員</td></tr>
<tr><td></td></tr>
</table>

<table>
<tr><td colspan="2">立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。
For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ____ effective seals/signatures, and □ 1 seal/signature or □ ____ seals/signatures is/are required.</td><td>核章</td></tr>
<tr><td rowspan="5">留存印鑑 (Signature/Seal)</td><td rowspan="5"></td><td></td></tr>
<tr><td>經辦</td></tr>
<tr><td></td></tr>
<tr><td>註銷日期/人員</td></tr>
<tr><td></td></tr>
</table>

LN1502 2020.10

立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。 For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ___ effective seals/signatures, and □ 1 seal/signature or □ _____ seals/signatures is/are required.		核章
留存印鑑 (Signature/Seal)		
		經辦
		註銷日期/人員

立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。 For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ___ effective seals/signatures, and □ 1 seal/signature or □ _____ seals/signatures is/are required.		核章
留存印鑑 (Signature/Seal)		
		經辦
		註銷日期/人員

<table>
<tr><td colspan="2">立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。
For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ____ effective seals/signatures, and □ 1 seal/signature or □ _____ seals/signatures is/are required.</td><td>核章</td></tr>
<tr><td rowspan="5">留存印鑑 (Signature/Seal)</td><td rowspan="5"></td><td></td></tr>
<tr><td>經辦</td></tr>
<tr><td></td></tr>
<tr><td>註銷日期/人員</td></tr>
<tr><td></td></tr>
</table>

<table>
<tr><td colspan="2">立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。
For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ____ effective seals/signatures, and □ 1 seal/signature or □ _____ seals/signatures is/are required.</td><td>核章</td></tr>
<tr><td rowspan="5">留存印鑑 (Signature/Seal)</td><td rowspan="5"></td><td></td></tr>
<tr><td>經辦</td></tr>
<tr><td></td></tr>
<tr><td>註銷日期/人員</td></tr>
<tr><td></td></tr>
</table>

立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。 For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ____ effective seals/signatures, and □ 1 seal/signature or □ _____ seals/signatures is/are required.		核章
留存印鑑 (Signature/Seal)		
		經辦
		註銷日期/人員

立約人與貴行授信往來之印鑑以下列共□壹式□____式，憑□壹式□____式有效。 For the Undersigned's credit dealings with the Bank, there is/are □ 1 effective seal/signature or □ ____ effective seals/signatures, and □ 1 seal/signature or □ _____ seals/signatures is/are required.		核章
留存印鑑 (Signature/Seal)		
		經辦
		註銷日期/人員